           As filed with the Securities and Exchange Commission on July 12, 1999
                                       Securities Act of 1933 File No. 333-20635
                                Investment Company Act of 1940 File No. 811-8037

         --------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

               Pre-Effective Amendment No.              / /
                                              ---
             Post-Effective Amendment No.      6        /X/
                                              ---

                                         and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                   Amendment No.  8      /X/
                                                 ---

                           (Check appropriate box or boxes)
                           --------------------------------

                               ORBITEX GROUP OF FUNDS
                 (Exact Name of Registrant as Specified in Charter)

               410 Park Avenue, 18th Floor, New York, New York 10022
                      (Address of Principal Executive Office)

                Registrant's Telephone Number, including Area Code:
                                   (212) 891-7900

                 ----------------------------------------------------

                                  James L. Nelson
                           410 Park Avenue, 18th Floor,
                              New York, New York 10022
                      (Name and Address of Agent for Service)

                                     Copies to:

     M. Fyzul Khan, Legal Counsel            Leonard B. Mackey, Jr., Esq.
     Orbitex Management, Inc.                Rogers & Wells
     410 Park Avenue, 18th Floor             200 Park Avenue
     New York, New York 10022                New York, New York 10166


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)
           X   immediately upon filing pursuant to paragraph (b)
          ---
               on _________ pursuant to paragraph (b)
          ---
               60 days after filing pursuant to paragraph (a)(1)
          ---
               75 days after filing pursuant to paragraph (a)(2)
          ---
               on ______ days after filing pursuant to paragraph (a)(2)
          ---

If appropriate, check the following box:
               This post-effective amendment designates a new effective date for --- a previously filed post-effective amendment.

                               ORBITEX GROUP OF FUNDS

                               CROSS-REFERENCE SHEET

                              Pursuant to Rule 495(a)

                       Prospectus for Orbitex Group of Funds:
                                Orbitex Growth Fund
                      Orbitex Info-Tech & Communications Fund
                      Orbitex Strategic Natural Resources Fund

                               Orbitex Focus 30 Fund

                        Orbitex Health & Biotechnology Fund

                                       PART A

Item No.                                Heading
--------                                -------

1.   Front and Back Cover Pages         Front and Back Cover


2.   Risk/Return Summary: Investment,   Funds at a Glance; Fund Details; More
     Risks, and Performance             Information About Risk

3.   Risk/Return Summary: Fee Table     Funds at Glance

4.   Investment Objectives, Investment  Funds at a Glance; Fund Details; More
     Strategies, and Related Risks      Information About Risk

5.   Management's Discussion of Fund    N/A
     Performance

6.   Management, Organization, and      Management
     Capital Structure

7.   Shareholder Information            Your Account; Pricing of Fund Shares;
                                        Federal Tax Considerations

8.   Distribution Arrangements          Your Account; Pricing of Fund Shares;
                                        Federal Tax Considerations

9.   Financial Highlights Information   N/A

                               ORBITEX GROUP OF FUNDS

                               CROSS-REFERENCE SHEET

                              Pursuant to Rule 495(a)

                       Prospectus for Orbitex Group of Funds:
                             Orbitex Prime Reserves Fund

                                       PART A

Item No.                                Heading
--------                                -------


1.   Front and Back Cover Pages          Front and Back Cover

2.   Risk/Return Summary: Investment,    The Fund at a Glance; Fund Details;
     Risks, and Performance              More Information About Risk

3.   Risk/Return Summary: Fee Table      The Fund at a Glance

4.   Investment Objectives, Investment   Fund at a Glance; Fund Details; More
     Strategies, and Related Risks       Information About Risk

5.   Management's Discussion of Fund     N/A
     Performance

6.   Management, Organization, and       Management
     Capital Structure

7.   Shareholder Information             Your Account; Pricing of Fund Shares;
                                         Federal Tax Considerations

8.   Distribution Arrangements           Your Account; Pricing of Fund Shares;
                                         Federal Tax Considerations

9.   Financial Highlights Information    N/A

                           ORBITEX GROUP OF FUNDS

                           CROSS-REFERENCE SHEET

                          Pursuant to Rule 495(a)

                   Prospectus for Orbitex Group of Funds:
                        Orbitex Prime Reserves Fund
                           Institutional Shares

                                 PART A




Item No.                                         Heading
--------                                         -------
1.  Front and Back Cover Pages                   Front and Back Cover

2.  Risk/Return Summary: Investment, Risks,      The Fund at a Glance; Fund Details/ More
    and Performance                              Information About Risk

3.  Risk/Return Summary: Fee Table               The Fund at Glance

4.  Investment Objectives, Investment            Fund at a Glance; Fund Details; More Information
    Strategies, and Related Risks                About Risk

5.  Management's Discussion of Fund              N/A
    Performance

6.  Management, Organization, and Capital        Management
    Structure

7.  Shareholder Information                      Your Account; Pricing of Fund Shares; Federal Tax
                                                 Considerations

8.  Distribution Arrangements                    Your Account; Pricing of Fund Shares: Federal Tax
                                                 Considerations

9.  Financial Highlights Information             N/A

                               ORBITEX GROUP OF FUNDS

                               CROSS-REFERENCE SHEET

                              Pursuant to Rule 495(a)

          Statement of Additional Information for Orbitex Group of Funds:
                                Orbitex Growth Fund
                      Orbitex Info-Tech & Communications Fund
                      Orbitex Strategic Natural Resources Fund

                               Orbitex Focus 30 Fund

                        Orbitex Health & Biotechnology Fund
                             Orbitex Prime Reserves Fund

                                       PART B

Item No.                                Heading
--------                                -------

10.  Cover Page and Table of            Front and Back Cover
     Contents

11.  Fund History                       General Information and History;
                                        Organization of the Trust

12.  Description of the Fund and        Investment Restrictions; Description of
     Its Investments and Risks          Securities, Other Investment Policies
                                        and Risk Considerations

13.  Management of the Fund             Management of the Trust

14.  Control Persons and Principal      Principal Holders of Securities
     Holders of Securities

15.  Investment Advisory and Other      Investment Management and Other
     Services                           Services Administrator; Custodian;
                                        Transfer Agenct Services

16.  Brokerage Allocation and Other     Distribution of Shares; Brokerage
     Practices                          Allocation and Other Practices

17.  Capital Stock and Other            Purchase, Redemption, and Pricing of
     Securities                         Shares

18.  Purchase, Redemption, and          Purchase, Redemption, and Pricing of
     Pricing of Shares                  Shares

19.  Taxation of the Fund               Taxes

20.  Underwriters                       Distribution of Shares

21.  Calculation of Performance         Performance Information About the Funds
     Data

22.  Financial Statements               N/A

--------------------------------------------------------------------------------
 TABLE OF CONTENTS


FUNDS AT A GLANCE..............................................................................           3
        Key Investment Concepts................................................................           3
        Orbitex Growth Fund....................................................................           4
        Orbitex Info-Tech & Communications Fund................................................          10
        Orbitex Strategic Natural Resources Fund...............................................          16
        Orbitex Focus 30 Fund..................................................................          22
        Orbitex Health & Biotechnology Fund....................................................          28

FUND DETAILS...................................................................................          32
        Orbitex Growth Fund....................................................................          32
        Orbitex Info-Tech & Communications Fund................................................          33
        Orbitex Strategic Natural Resources Fund...............................................          34
        Orbitex Focus 30 Fund..................................................................          35
        Orbitex Health & Biotechnology Fund....................................................          36

MORE INFORMATION ABOUT RISKS...................................................................          38

YOUR ACCOUNT...................................................................................          41
        Types of Accounts......................................................................          41
        Choosing a Class.......................................................................          41
        Classes in Detail......................................................................          43
        Rule 12b-1 Plans in Detail.............................................................          47
        Purchasing Shares......................................................................          47
        Redeeming Shares.......................................................................          50
        Exchanging Shares......................................................................          53

PRICING OF FUND SHARES.........................................................................          54

DISTRIBUTIONS..................................................................................          54

FEDERAL TAX CONSIDERATIONS.....................................................................          55
        Taxes on Distributions.................................................................          55
        Taxes on Sales or Exchanges............................................................          55
        "Buying a Dividend"....................................................................          55
        Tax Withholding........................................................................          55

MANAGEMENT.....................................................................................          56
        Investment Adviser.....................................................................          56
        Other Service Providers................................................................          56

FINANCIAL HIGHLIGHTS...........................................................................          57



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - KEY INVESTMENT CONCEPTS

This Prospectus describes the Funds' investment objectives, principal investment strategies, principal investments and risks. You may find the following definitions of these terms useful as you read the description of the Orbitex Group of Funds.

[LOGO]

            INVESTMENT OBJECTIVE

            A Fund's investment objective is its ultimate, overriding goal. It is the way in which the Fund defines itself amongst all other mutual funds. There is a wide range of different potential investment objectives. There can be no assurance that any given Fund will attain its investment objective. You should think carefully about whether a Fund's investment objective is consistent with your own objective for the money that you are contemplating investing in that Fund. If not, you should consider another Fund.

[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES


              A Fund's principal investment strategies are the primary means by which the investment adviser for the Fund (the "Adviser") seeks to attain its investment objective. A strategy may, among other things, take the form of an intention on the part of the Adviser to invest primarily in certain types of securities such as stocks, bonds, or money market instruments, or to concentrate investments in a particular industry (e.g. technology, healthcare, energy) or group of industries. Your financial consultant can assist you in understanding these strategies.


[LOGO]

            PRINCIPAL INVESTMENTS


            In order to implement its investment strategies, a Fund will invest principally in certain types of securities. These securities may include equity securities, such as common stocks, preferred stocks, convertible securities and warrants, or debt securities, such as corporate bonds, government securities and mortgage and other asset-backed securities.


[LOGO]

         PRINCIPAL RISKS


The principal risks of a Fund are those potential occurrences that, in the judgement of the Adviser, have the greatest likelihood of disrupting, interfering with, or preventing a Fund from attaining its investment objective. Your financial consultant can assist you in understanding these risks.


                                 Prospectus - 3

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX GROWTH FUND

This section briefly describes the Orbitex Growth Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details." [LOGO]
            INVESTMENT OBJECTIVE
            The objective of the Orbitex Growth Fund is to provide long-term growth of capital through selective investment in securities of companies of all sizes that offer potential for growth.
[LOGO]
              PRINCIPAL INVESTMENT STRATEGIES
              The Fund's principal investment strategies include:


- Composing a portfolio based upon a "bottom-up" growth-oriented strategy for selecting investments with a secondary focus on value stocks. The Adviser seeks to identify companies that are undervalued by the stock market and less expensive than comparable companies. To do so, the Adviser employs measures of intrinsic value, such as the company's price-to-earnings ratio (the price of a stock divided by its earnings per share), historical stock prices and cash flows (earnings before depreciation and non-cash charges). The Adviser also employs criteria to identify companies it believes will experience earnings growth. Finally, the Adviser attempts to identify investment and economic themes that can drive profits. Finally, the Fund will sell those holdings that the Adviser has identified as having exceeded their fair market value and will also sell the securities of a company that has experienced a fundamental shift in its core business processes and objectives. The Fund will also sell the securities of a company when the industry in which the company operates has undergone a shift in focus or industry dynamics.



-  Investing in equity securities of domestic and foreign issuers.



- Investing in companies regardless of their stock market value (or "market capitalization").

[LOGO]
         PRINCIPAL RISKS
The Fund is subject to the following principal risks:

- STOCK MARKET RISK: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

- ISSUER-SPECIFIC RISK: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach a level that the Adviser believes is representative of its full value or that it may even go down in price.

- RISKS OF INVESTING IN FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is

                                 Prospectus - 4
   representative of its full value or that it may even go down in price.

- INFLATION RISK: There is a possibility that rising prices of goods and services may have the effect of offsetting the Fund's total return.

WHO MAY WANT TO INVEST IN THE ORBITEX GROWTH FUND

We designed the ORBITEX GROWTH FUND for investors who seek one or more of the following:

    -  high long-term growth

    -  a stock fund to serve as a core holding in an investor's portfolio

    -  a stock fund to complement a portfolio of more conservative investments

    -  a stock fund that uses a blend of value and growth investment styles

    -  a stock fund that invests in domestic and foreign companies

                                 Prospectus - 5

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX GROWTH FUND

PERFORMANCE AND VOLATILITY


The bar chart and table below show the performance of Class A Shares of the Orbitex Growth Fund during the last year. The information in the table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.



The returns in the chart do not include the effect of the Fund's front-end sales charge for Class A Shares, but do include the effect of fee waivers and expense reimbursements by the Adviser. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would be lower than those shown.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    ORBITEX GROWTH FUND -- CLASS A SHARES
Total Return for the year ended December 31
1998                                               7.55%


The year-to-date return of Class A Shares for the period ended April 30, 1999, was 8.30%. During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 12-31-98) and the lowest return for a quarter was (16.96)% (quarter ended 9-30-98).


                                 Prospectus - 6

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 1998)


The returns in the following table include the effect of Class A Shares' maximum applicable front-end sales charge and Class B Shares' maximum applicable contingent deferred sales charge (CDSC) and the effect of fee waivers and expense reimbursements by the Adviser. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown.



                                             PAST 1 YEAR                  LIFE OF FUND
 Orbitex Growth Fund Class A*                 7.55%                        11.12%
 Orbitex Growth Fund Class B**                8.20%                        12.75%
 S&P 500-Registered Trademark- Index***       28.58%                       23.59%



*   CLASS A SHARES COMMENCED OPERATIONS ON OCTOBER 22, 1997.



** CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 16, 1998. CLASS B'S RETURNS PRIOR TO SEPTEMBER 16, 1998 THROUGH OCTOBER 22, 1997 ARE THOSE OF CLASS A, WHICH REFLECT A 12b-1 FEE OF 0.40%. IF CLASS B'S 12b-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO SEPTEMBER 16, 1998 WOULD HAVE BEEN LOWER.



*** THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX. INDEX RETURNS
    ASSUME REINVESTMENT OF DIVIDENDS; UNLIKE THE FUND'S RETURNS, HOWEVER, THEY DO NOT REFLECT ANY FEES OR EXPENSES.


                                 Prospectus - 7

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX GROWTH FUND

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares or Class B Shares of the Orbitex Growth Fund.


                                                                                  CLASS A       CLASS B
                                                                                  -------       -------
                                                                                  SHARES        SHARES
                                                                                  -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)       5.75%(1)      None
   Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase
       price or redemption proceeds)                                                None(2)       5.00%
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends Distributions        None          None
   Redemption Fee (as a % of amount redeemed, if applicable)                        None          None
   Exchange Fee                                                                     None          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                                  0.75%         0.75%
   Distribution and/or Service Fee (12b-1) Fees                                     0.40%         1.00%(3)
   Other Expenses                                                                  16.88%        16.88%
                                                                                  -------       -------
   Total Annual Operating Expenses                                                 18.03%(4)     18.63%(4)
                                                                                  -------       -------
                                                                                  -------       -------


--------------------------------------------------------------------------------

   (1) Reduced for purchases of $50,000 or more by certain investors. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (2) Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (3)  Including a 0.25% shareholder servicing fee.


   (4) The Adviser has agreed to waive and/or reimburse fees and expenses to the extent necessary so that Class A Shares' and Class B Shares' total operating expenses do not exceed 2.00% and 2.60%, respectively, of average daily net assets, subject to possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Adviser fees actually charged may in the future be higher than reflected above, if consistent with the limits on total operations expenses. The information contained in the table above and the example below reflects the expenses of each class of the Fund without taking into account any applicable fee waivers and/or reimbursements. The Adviser may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


                                 Prospectus - 8

EXAMPLE

    This example is intended to help you compare the cost of investing in the Orbitex Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


YEAR
-----------------------------------------

                                             CLASS A      CLASS B
                                           -----------  -----------
 1                                          $   2,164    $   2,236
 3                                          $   4,747    $   4,830
 5                                          $   6,701    $   6,815
 10                                         $   9,749    $   9,719


You would pay the following expenses if you did not redeem your shares:


YEAR
-----------------------------------------

                                             CLASS A      CLASS B
                                           -----------  -----------
 1                                          $   2,164    $   1,736
 3                                          $   4,747    $   4,530
 5                                          $   6,701    $   6,615
 10                                         $   9,749    $   9,719


                                 Prospectus - 9

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX INFO-TECH & COMMUNICATIONS FUND

This section briefly describes the Orbitex Info-Tech & Communications Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details."

[LOGO]

            INVESTMENT OBJECTIVE


- The objective of the Orbitex Info-Tech & Communications Fund is long-term growth of capital through selective investment in the securities of communications, information and related technology companies.


[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES

              The Fund's principal investment strategies include:


- Investing at least 65% of its total assets in equity securities issued by communications, information and related technology companies (see description of communications and information companies in "Fund Details" section on page
   33).



- The Adviser will attempt to modify portfolio composition to benefit from changing relative performance among various sub-sectors of the communications, information and related technology industries. The Fund will sell those holdings that the Adviser has identified as having exceeded their fair market value and will also sell the securities of a company that has experienced a fundamental shift in its core business processes and objectives. The Fund will also sell the securities of a company when the industry in which the company operates has undergone a shift in focus or industry dynamics.


-  Investing primarily in common stocks.


-  Investing in equity securities of both domestic and foreign issuers.


- Investing in companies regardless of their stock market value (or "market capitalization").

[LOGO]

         PRINCIPAL RISKS

The Fund is subject to the following principal risks:

- STOCK MARKET RISK: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

- RISKS OF INFORMATION AND COMMUNICATIONS SECTOR: Because of its narrow focus, the Fund's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Fund may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

                                Prospectus - 10

- ISSUER-SPECIFIC RISKS: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach a level that the Adviser believes is representative of its full value or that it may even go down in price.

- INFLATION RISK: There is a possibility that rising prices of goods and services may have the effect of offsetting the Fund's total return.

- RISKS OF FOREIGN SECURITIES: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.


WHO MAY WANT TO INVEST IN THE ORBITEX INFO-TECH & COMMUNICATIONS FUND?


We designed the ORBITEX INFO-TECH & COMMUNICATIONS FUND for investors who want to capitalize on potential opportunities in telecommunications and information industries and who seek one or more of the following:

    -  high long-term growth

    -  a stock fund to complement a portfolio of more conservative investments

    -  a stock fund that uses primarily a growth-oriented investment strategy

    -  a stock fund that invests in foreign and domestic companies

                                Prospectus - 11

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX INFO-TECH & COMMUNICATIONS FUND

PERFORMANCE AND VOLATILITY


The bar chart and table below show the performance of the Class A Shares of the Orbitex Info-Tech & Communications Fund during the last year. The information in the table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.



The returns in the chart do not include the effect of the Fund's front-end sales charge for Class A Shares, but do include the effect of fee waivers and expense reimbursements by the Adviser. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would be lower than those shown.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      ORBITEX INFO-TECH & COMMUNICATIONS
            FUND -- CLASS A SHARES
Total Return for the year ended December 31
1998                                                43.43%


The year-to-date return of Class A Shares for the period ended April 30, 1999, was 43.96%. During the period shown in the bar chart, the highest return for a quarter was 22.33% (quarter ended 3-31-98) and the lowest return for a quarter was (19.17)% (quarter ended 9-30-98).


                                Prospectus - 12

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 1998)


The returns in the following table include the effect of Class A Shares' maximum applicable front-end sales charge and Class B Shares' maximum applicable contingent deferred sales charge (CDSC) and the effect of fee waivers and expense reimbursements by the Adviser. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown.



                                                       PAST 1 YEAR       LIFE OF FUND
 Orbitex Info-Tech & Communications Fund Class A*       43.43%            28.38%
 Orbitex Info-Tech & Communications Fund Class B**      43.84%            29.73
 S&P 500-Registered Trademark- Index***                 28.58%            23.59%
 Lipper Science and Technology Index****                46.94%            21.14%



*   CLASS A SHARES COMMENCED OPERATIONS ON OCTOBER 22, 1997.



** CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 16, 1998. CLASS B'S RETURNS PRIOR TO SEPTEMBER 16, 1998 THROUGH OCTOBER 22, 1997 ARE THOSE OF CLASS A, WHICH REFLECT A 12b-1 FEE OF 0.40%. IF CLASS B'S 12b-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO SEPTEMBER 16, 1998 WOULD HAVE BEEN LOWER.


*** THE S&P 500-REGISTERED TRADEMARK- INDEX is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.


****THE LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper, Inc.


                                Prospectus - 13

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX INFO-TECH & COMMUNICATIONS FUND

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares or Class B Shares of the Orbitex Info-Tech & Communications Fund.


                                                                                   CLASS A       CLASS B
                                                                                   -------       -------
                                                                                   SHARES        SHARES
                                                                                   -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)       5.75%(1)       None
   Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase
       price or redemption proceeds)                                                 None(2)      5.00%
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends Distributions         None          None
   Redemption Fee (as a % of amount redeemed, if applicable)                         None          None
   Exchange Fee                                                                      None          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                                  1.25%         1.25%
   Distribution and/or Service Fee (12b-1) Fees                                     0.40%         1.00%(3)
   Other Expenses                                                                   2.63%         2.63%
                                                                                   -------       -------
   Total Annual Operating Expenses                                                  4.28%(4)      4.88%(4)
                                                                                   -------       -------
                                                                                   -------       -------


--------------------------------------------------------------------------------

   (1) Reduced for purchases of $50,000 or more by certain investors. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (2) Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (3)  Including a 0.25% shareholder servicing fee.


   (4) The Adviser has agreed to waive and/or reimburse fees and expenses to the extent necessary so that Class A Shares' and Class B Shares' total operating expenses do not exceed 2.00% and 2.60%, respectively, of average daily net assets, subject to possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Adviser fees actually charged may in the future be higher than reflected above, if consistent with the limits on total operations expenses. The information contained in the table above and the example below reflects the expenses of each class of the Fund without taking into account any applicable fee waivers and/or reimbursements. The Adviser may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


                                Prospectus - 14

EXAMPLE

       This example is intended to help you compare the cost of investing in the Orbitex Info-Tech & Communications Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


YEAR
-----------------------------------------

                                            CLASS A     CLASS B
                                           ----------  ----------
 1                                              $980        $988
 3                                            $1,798      $1,767
 5                                            $2,629      $2,647
 10                                           $4,757      $4,667


You would pay the following expenses if you did not redeem your shares:


YEAR
-----------------------------------------

                                            CLASS A     CLASS B
                                           ----------  ----------
 1                                              $980        $488
 3                                            $1,798      $1,467
 5                                            $2,629      $2,447
 10                                           $4,757      $4,667


                                Prospectus - 15

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX STRATEGIC NATURAL RESOURCES FUND

This section describes the Orbitex Strategic Natural Resources Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details."

[LOGO]

            INVESTMENT OBJECTIVE

- The objective of the Orbitex Strategic Natural Resources Fund is long-term growth of capital through selective investment in the securities of companies engaged in natural resources industries and industries supportive to natural resources industries.

[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES


              The Fund invests in securities of companies that the Adviser believes are positioned to benefit from increasing worldwide demand for natural resources. The Fund will sell those holdings that it has identified as having exceeded their fair market value and will also sell the securities of a company that has experienced a fundamental shift in its core business processes and objectives. The Fund will also sell the securities of a company when the industry in which the company operates has undergone a shift in focus or industry dynamics.


The Fund's principal investment strategies include:


- Investing at least 65% of its total assets in equity securities issued by natural resources companies (see description of natural resources companies in "Fund Details" section on page 34).


-  Investing primarily in common stocks.

- Investing in companies regardless of their stock market value (or "market capitalization").

- Investing up to 15% of total assets in securities of foreign companies (with no limit on the percentage the Fund may invest in Canadian issuers).

[LOGO]

         PRINCIPAL RISKS

The Fund is subject to the following principal risks:

- STOCK MARKET RISK: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risks" below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

- RISKS OF NATURAL RESOURCES SECTOR: Because of its narrow focus, the Fund's performance is closely tied to and affected by events occurring in the natural resources industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Fund may react similarly to and move in unison with one another. Companies in the natural resources sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Consequently, the Fund's performance may sometimes be significantly better or worse than that of other types of funds.

- ISSUER-SPECIFIC RISKS: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the value of the market as a whole. An individual issuer's securities can rise or fall dramatically with little

                                Prospectus - 16
   or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

- RISKS OF INVESTING IN FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.


WHO MAY WANT TO INVEST IN THE ORBITEX STRATEGIC NATURAL RESOURCES FUND?


We designed the ORBITEX STRATEGIC NATURAL RESOURCES FUND for investors who see strong economic trends as an indicator of future natural resource demand and who seek one or more of the following:

    -  high long-term growth

    -  a stock fund to complement a portfolio of more conservative investments

    -  a stock fund that uses primarily a growth-oriented investment strategy

    -  a stock fund that invests in foreign and domestic companies

                                Prospectus - 17

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX STRATEGIC NATURAL RESOURCES FUND

PERFORMANCE AND VOLATILITY


The bar chart and table below show the performance of the Class A Shares of the Orbitex Natural Resources Fund during the last year. The information in the table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.



The returns in the chart do not include the effect of the Fund's front-end sales charge for Class A Shares, but do include the effect of fee waivers and expense reimbursements by the Adviser. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would be lower than those shown.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  ORBITEX STRATEGIC
      NATURAL RESOURCES FUND -- CLASS A SHARES
Total Return for the year ended December 31
1998                                                     (23.90)%


The year-to-date return of Class A Shares for the period ended April 30, 1999, was 29.51%. During the period shown in the bar chart, the highest return for a quarter was 3.65% (quarter ended 3-31-98) and the lowest return for a quarter was (21.77)% (quarter ended 9-30-98).


                                Prospectus - 18

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 1998)


The returns in the following table include the effect of Class A Shares' maximum applicable front-end sales charge and Class B Shares' maximum applicable contingent deferred sales charge (CDSC) and the effect of fee waivers and expense reimbursements by the Adviser. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown.



                                                  PAST 1         LIFE OF
                                                  YEAR           FUND
 Orbitex Natural Resources Fund Class A*          (23.90)%       (21.41)%
 Orbitex Natural Resources Fund Class B**         (23.36)%       (19.91)%
 S&P 500-Registered Trademark- Index***            28.58%         23.59%
 Lipper Natural Resources Funds Index****         (23.12)%       (26.30)%



*   CLASS A SHARES COMMENCED OPERATIONS ON OCTOBER 23, 1997.



** CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 21, 1998. CLASS B'S RETURNS PRIOR TO SEPTEMBER 21, 1998 THROUGH OCTOBER 23, 1997 ARE THOSE OF CLASS A, WHICH REFLECT A 12b-1 FEE OF 0.40%. IF CLASS B'S 12b-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO SEPTEMBER 16, 1998 WOULD HAVE BEEN LOWER.


*** THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.


****THE LIPPER NATURAL RESOURCES FUNDS INDEX is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper, Inc.


                                Prospectus - 19

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX STRATEGIC NATURAL RESOURCES FUND

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares or Class B Shares of the Orbitex Natural Resources Fund.


                                                                                   CLASS A       CLASS B
                                                                                   -------       -------
                                                                                   SHARES        SHARES
                                                                                   -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)       5.75%(1)       None
   Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase
       price or redemption proceeds)                                                 None(2)      5.00%
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends Distributions         None          None
   Redemption Fee (as a % of amount redeemed, if applicable)                         None          None
   Exchange Fee                                                                      None          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                                  1.25%         1.25%
   Distribution and/or Service Fee (12b-1) Fees                                     0.40%         1.00%(3)
   Other Expenses                                                                   5.53%         5.53%
                                                                                   -------       -------
   Total Annual Operating Expenses                                                  7.18%(4)      7.78%(4)
                                                                                   -------       -------
                                                                                   -------       -------


--------------------------------------------------------------------------------

   (1) Reduced for purchases of $50,000 or more by certain investors. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (2) Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (3)  Including a 0.25% shareholder servicing fee.


   (4) The Adviser has agreed to waive and/or reimburse fees and expenses to the extent necessary so that Class A Shares' and Class B Shares' total operating expenses do not exceed 2.00% and 2.60%, respectively, of average daily net assets, subject to possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Adviser fees actually charged may in the future be higher than reflected above, if consistent with the limits on total operations expenses. The information contained in the table above and the example below reflects the expenses of each class of the Fund without taking into account any applicable fee waivers and/or reimbursements. The Adviser may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


                                Prospectus - 20

EXAMPLE

    This example is intended to help you compare the cost of investing in the Orbitex Natural Resources Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


YEAR
-----------------------------------------

                                             CLASS A      CLASS B
                                           -----------  -----------
 1                                             $1,244       $1,267
 3                                             $2,540       $2,538
 5                                             $3,779       $3,828
 10                                            $6,649       $6,588


You would pay the following expenses if you did not redeem your shares:


YEAR
-----------------------------------------

                                             CLASS A      CLASS B
                                           -----------  -----------
 1                                             $1,244         $767
 3                                             $2,540       $2,238
 5                                             $3,779       $3,628
 10                                            $6,649       $6,588


                                Prospectus - 21

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX FOCUS 30 FUND

This section describes the Orbitex Focus 30 Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details."

[LOGO]

            INVESTMENT OBJECTIVE


- The objective of the Orbitex Focus 30 Fund is long-term growth of capital and current income through focused investment in the securities of some or all of the 30 companies listed on the New York Stock Exchange that make up the Dow Jones Industrial Average. The Fund is not an index fund.


[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES

              The Fund's principal investment strategies include:


- Investing at least 90% of its total assets in the common stock of some or all of the 30 companies that make up the Dow Jones Industrial Average ("DJIA").* The stocks of these widely known companies are all listed on the New York Stock Exchange and represent major American corporations engaged in a variety of industries. The Adviser will weight the Fund's investments toward the DJIA companies that its believes will perform better than other DJIA companies.



AND



- Investing up to 10% of its assets in common stocks of companies included in the S&P 500-Registered Trademark- Index.**



- The Fund will sell those holdings that the Adviser has identified as having exceeded their fair market value and will also sell the securities of a company that has experienced a fundamental shift in its core business processes and objectives. The Fund will also sell the securities of a company when the industry in which it operates has undergone a shift in focus or industry dynamics.


[LOGO]

         PRINCIPAL RISKS

The Fund is subject to the following principal risks:

- STOCK MARKET RISK: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risks" below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

- ISSUER-SPECIFIC RISKS: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the value of the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

- INFLATION RISK: There is a possibility that rising prices of goods and services may have the effect of offsetting the Fund's total return.

------------------------


* "Dow Jones Industrial Average" and "DJIA" are the property of Dow Jones & Company. The Orbitex Focus 30 Fund is neither affiliated with, nor endorsed by, Dow Jones & Company.


------------------------


** "S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc. The Orbitex Focus 30 Fund is neither affiliated with, nor endorsed by, McGraw- Hill Co., Inc.


                                Prospectus - 22

WHO MAY WANT TO INVEST IN THE ORBITEX FOCUS 30 FUND?


We designed the ORBITEX FOCUS 30 FUND for investors who seek one or more of the following:

    -  high long-term growth

    - a stock fund that focuses its investments in the 30 companies included in the Dow Jones Industrial Average

    -  a stock fund to complement a portfolio of more conservative investments


    - a stock fund that uses primarily a blend of value and growth oriented investment strategies


                                Prospectus - 23

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX FOCUS 30 FUND

PERFORMANCE AND VOLATILITY


Before July 8, 1999, the Fund operated as a separate fund called the ASM Index 30 Fund ("ASM Fund"). On or about July 12, 1999, the Fund was reorganized as a new Fund of the Orbitex Group of Funds. In connection with this reorganization, Class A Shares and Class B Shares were added to the Fund, while existing shareholders of the ASM Fund received Class D Shares in exchange for their ASM Fund shares. Upon the effectiveness of the reorganization, the investment policy of the Fund changed from the "passive" investment in an equal number of shares of each of the companies in the DJIA to the "active" investment in some or all of those companies based on the Adviser's assessment of the prospects for those companies. In addition, the Fund may now invest up to 10% of its assets in other companies included in the S&P 500-Registered Trademark- Index. Moreover, the ASM Fund was subject to a different level of fees than will be applied to the Fund.



The bar chart and table below show the performance of Class D Shares of the Orbitex Focus 30 Fund during the last year when it operated as the ASM Fund. The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Furthermore, because of the change in investment policy and a different fee level, the performance shown below, which reflects the Fund's previous "passive" investment policy, should not be considered indicative of the performance of the Fund as an actively managed Fund. In addition, the performance of the ASM Fund would have been lower had it been subject to the higher level of expenses expected for the Fund.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     ORBITEX FOCUS 30 FUND -- CLASS D SHARES
Total Return for the years ended December 31
1992                                                    5.70%
1993                                                   13.33%
1994                                                    1.04%
1995                                                   29.05%
1996                                                   24.78%
1997                                                   24.51%
1998                                                   16.78%


The year-to-date return of the ASM Index 30 Fund for the period ended April 30, 1999 was 17.64%. During the period shown in the bar chart, the highest return for a quarter was 17.08% (quarter ended 3-31-97) and the lowest return for a quarter was (11.72%) (quarter ended 9-30-98).


                                Prospectus - 24

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 1998)



                                          PAST 1 YEAR      PAST 5 YEARS     LIFE OF FUND
 Orbitex Focus 30 Fund Class A*            N/A%             N/A%             N/A%
 Orbitex Focus 30 Fund Class B**           N/A%             N/A%             N/A%
 Orbitex Focus 30 Fund Class D***          16.78%           18.79%           12.88%
 Dow Jones Industrial Average****          18.00%           22.06%           17.94%



*   AS OF DECEMBER 31, 1998, CLASS A SHARES HAD NOT COMMENCED OPERATIONS.



**  AS OF DECEMBER 31, 1998, CLASS B SHARES HAD NOT COMMENCED OPERATIONS.


*** CLASS D RETURNS ARE THOSE OF THE ASM FUND.

****THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX. THE INDEX RETURNS
    ASSUME REINVESTMENT OF DIVIDENDS; UNLIKE THE FUND'S RETURNS, HOWEVER, THEY DO NOT REFLECT ANY FEES OR EXPENSES.

                                Prospectus - 25

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX FOCUS 30 FUND

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares or Class D Shares of the Orbitex Focus 30 Fund.


                                                                          CLASS A    CLASS B    CLASS D
                                                                          --------   --------   --------
                                                                          SHARES     SHARES     SHARES
                                                                          --------   --------   --------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering
       price)                                                              5.75%(1)  None       None
   Maximum Deferred Sales Charge (Load) (as a % of lower of original
       purchase price or redemption proceeds)                             None (2)    5.00%     None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends
       Distributions                                                      None       None       None
   Redemption Fee (as a % of amount redeemed, if applicable)              None       None       None
   Exchange Fee                                                           None       None       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS)
   Management Fees                                                         0.75%      0.75%      0.75%
   Distribution and/or Service Fee (12b-1) Fees                            0.40%      1.00%(3)   0.00%
   Other Expenses                                                          0.85%(4)   0.85%(4)   0.85%(4)
                                                                          --------   --------   --------
   Total Annual Operating Expenses                                         2.00%(5)   2.60%(5)   1.60%(5)
   Fee Waiver and Expense Reimbursement                                      --%        --%      0.85%
                                                                          --------   --------   --------
   Net Expenses                                                              --%        --%      0.75%
                                                                          --------   --------   --------
                                                                          --------   --------   --------


--------------------------------------------------------------------------------
   (1) Reduced for purchases of $50,000 or more by certain investors. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."
   (2) Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."
   (3)  Including a 0.25% shareholder servicing fee.

   (4)  Other expenses are estimated.


   (5) Orbitex Management has agreed to waive and/or reimburse fees and expenses to the extent necessary so that Class A Shares' and Class B Shares' total operating expenses do not exceed 1.15% and 1.75%, respectively, of average daily net assets. Orbitex Management may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion, subject to possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Adviser fees actually charged may in the future be higher than reflected above, if consistent with the limits on total operations expenses. Orbitex Management has also agreed contractually to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the expense ratio of the Class D Shares does not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000. The information contained in the above table and the example below reflects the expenses of each class of shares without taking into account any applicable fee waivers and/or reimbursements, except for those applicable to the Class D Shares through July 1, 2000.


                                Prospectus - 26

EXAMPLE

    This example is intended to help you compare the cost of investing in the Orbitex Focus 30 Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


YEAR
-------------------

                       CLASS A      CLASS B      CLASS D
                     -----------  -----------  -----------
 1                    $     766    $     763    $      69
 3                    $   1,166    $   1,108    $     417


You would pay the following expenses if you did not redeem your shares:


YEAR
-------------------

                       CLASS A      CLASS B      CLASS D
                     -----------  -----------  -----------
 1                    $     766    $     263    $      69
 3                    $   1,166    $     808    $     417


                                Prospectus - 27

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX HEALTH & BIOTECHNOLOGY FUND

This section briefly describes the Orbitex Health & Biotechnology Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details."
[LOGO]
            INVESTMENT OBJECTIVE
- The objective of the Orbitex Health & Biotechnology Fund is long-term growth of capital through selective investment in the securities of companies engaged in the healthcare, health products, pharmaceuticals, medical research and biotechnology research development and implementation and other areas related to the health industry.
[LOGO]
              PRINCIPAL INVESTMENT STRATEGIES
              The Fund's principal investment strategies include:


- Investing at least 65% of its total assets in equity securities issued by healthcare companies and biotechnology companies (see description of healthcare companies and biotechnology companies in "Fund Details" section on page 36). As a matter of fundamental policy, the Fund will concentrate (invest at least 25% of its total assets) in securities issued by companies in the health and biotechnology industries.


- Composing a portfolio based upon a "bottom-up" blending of value and growth criteria as well as identifying investment and economic themes that can drive profits.

-  Investing primarily in common stocks.

- Investing in companies regardless of their stock market value (or "market capitalization").

-  Investing up to 25% of its total assets in foreign companies.


- The Fund will sell those holdings that it has identified as having exceeded their fair market value and will also sell the securities of a company that has experienced a fundamental shift in its core business processes and objectives. The Fund will also sell the securities of a company when the industry in which the company operates has undergone a shift in focus or industry dynamics.

[LOGO]
         PRINCIPAL RISKS
The Fund is subject to the following principal risks:

- STOCK MARKET RISK: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risks" below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

- RISKS OF HEALTHCARE AND BIOTECHNOLOGY SECTOR: Because of its narrow focus, the Fund's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Fund may react similarly to and move in unison with one another.
   Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be

                                Prospectus - 28
   substantial, and may have a significant impact on a healthcare company's market value and/or share price.
   Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Fund's performance may sometimes be significantly better or worse than that of other types of funds.

- ISSUER-SPECIFIC RISKS: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the value of the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

- RISKS OF INVESTING IN FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

- RISKS OF NON-DIVERSIFICATION: Because the Orbitex Health & Biotechnology Fund is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

- INFLATION RISK: There is a possibility that rising prices of goods and services may have the effect of offsetting the Fund's total return.


WHO MAY WANT TO INVEST IN THE ORBITEX HEALTH & BIOTECHNOLOGY FUND?


We designed the ORBITEX HEALTH & BIOTECHNOLOGY FUND for investors who want to capitalize on potential opportunities in the health and biotechnology industries and who seek one or more of the following:

    -  high long-term growth

    - a stock fund that invests in companies that are involved in the healthcare and biotechnology industries

    -  a stock fund to complement a portfolio of more conservative investments

    -  a stock fund that uses primarily a growth-oriented investment strategy

    -  a stock fund that invests in domestic and foreign companies

                                Prospectus - 29

--------------------------------------------------------------------------------
 FUNDS AT A GLANCE - ORBITEX HEALTH & BIOTECHNOLOGY FUND

PERFORMANCE AND VOLATILITY


As of July 12, 1999, the Orbitex Health & Biotechnology Fund had not commenced operations.


INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares or Class B Shares of the Orbitex Health & Biotechnology Fund.


                                                                                   CLASS A       CLASS B
                                                                                   -------       -------
                                                                                   SHARES        SHARES
                                                                                   -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)       5.75%(1)       None
   Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase
       price or redemption proceeds)                                                 None(2)      5.00%
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends Distributions         None          None
   Redemption Fee (as a % of amount redeemed, if applicable)                         None          None
   Exchange Fee                                                                      None          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                                  1.25%         1.25%
   Distribution and/or Service Fee (12b-1) Fees                                     0.40%         1.00%(3)
   Other Expenses                                                                   1.61%         1.61%
                                                                                   -------       -------
   Total Annual Operating Expenses                                                  3.26%(4)      3.86%(4)
                                                                                   -------       -------
                                                                                   -------       -------


--------------------------------------------------------------------------------

   (1) Reduced for purchases of $50,000 or more by certain investors. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (2) Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "Your Account - Classes in Detail - Class A - Reduced Sales Charge."

   (3)  Including a 0.25% shareholder servicing fee.


   (4) The Adviser has agreed to waive and/or reimburse fees and expenses to the extent necessary so that Class A Shares' and Class B Shares' total operating expenses do not exceed 2.00% and 2.60%, respectively, of average daily net assets, subject to possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Adviser fees actually charged may in the future be higher than reflected above, if consistent with the limits on total operations expenses. The information contained in the table above and the example below reflects the expenses of each class of the Fund without taking into account any applicable fee waivers and/or reimbursements. The Adviser may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


                                Prospectus - 30

EXAMPLE

    This example is intended to help you compare the cost of investing in the Orbitex Health & Biotechnology Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


YEAR
-----------------------------------------

                                             CLASS A      CLASS B
                                           -----------  -----------
 1                                          $     885    $     888
 3                                          $   1,521    $   1,478


You would pay the following expenses if you did not redeem your shares:


YEAR
-----------------------------------------

                                             CLASS A      CLASS B
                                           -----------  -----------
 1                                          $     885    $     388
 3                                          $   1,521    $   1,178


                                Prospectus - 31

--------------------------------------------------------------------------------
 FUND DETAILS - ORBITEX GROWTH FUND

INVESTMENT DETAILS OF THE ORBITEX GROWTH FUND

[LOGO]

            INVESTMENT OBJECTIVE

            The Orbitex Growth Fund seeks to provide long-term growth of capital through selective investment in securities of companies of all sizes that offer potential for growth.

[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES

              The Fund strives to provide a high return through a unique multi-factor selection process. The Adviser generally screens first for "value stocks." These stocks tend to trade at below market price/earnings, price/cash flow, and price/book value ratios. The Adviser looks for stocks that are at the low end of their historical range within those same categories.

Next, the Adviser screens for stocks with strong cash flow or earnings momentum. In particular, the Adviser seeks out stocks that it expects to grow cash flow or earnings by at least 20% per year over the next several years.

Finally, the Adviser screens stocks that show positive price momentum. In other words, the Adviser seeks stocks that it believes have a strong fundamental case for purchase but generally defers purchasing those stocks until the market begins to perceive the positive fundamentals.

The Adviser believes that this combination of searching for stocks having the attributes of value, growth, and price momentum will provide superior performance. However, if the Adviser's strategies do not work as intended, the Fund may not achieve its objective.

[LOGO]

            PRINCIPAL INVESTMENTS

            The Fund may invest in the securities of any issuer, including U.S. and foreign companies, governments and government agencies. The Fund expects to invest primarily in U.S. common stocks, but may also invest in other types of equity securities and debt securities of any quality.

PORTFOLIO MANAGER


Richard A. Begun is the portfolio manager for the Growth Fund. Mr. Begun joined Orbitex in 1999 and brings with him 11 years of investment management experience. Formerly, he was with the Bank of New York from 1995 to 1999 where he co-managed the bank's institutional small cap growth fund and its institutional large cap growth fund. Prior to joining the Bank, Mr. Begun was an Investment Management Consultant at Evaluation Associates, Inc. from 1993 to 1995.



INVESTMENT STRATEGIST



Courtney D. Smith is the Chief Investment Strategist for the Growth Fund. In this capacity, he lends his global investment experience and expertise to the portfolio manager. Mr. Smith joined Orbitex Management, Inc. in 1996. Formerly, he was President and Chief Executive Officer of the brokerage firm Quantum Financial Services, Inc. from 1993 to 1996. Mr. Smith also serves as Chief Investment Strategist for the Orbitex Focus 30 Fund and the Orbitex Health & Biotechnology Fund.


                                Prospectus - 32

--------------------------------------------------------------------------------
 FUND DETAILS - ORBITEX INFO-TECH & COMMUNICATIONS FUND

INVESTMENT DETAILS OF THE ORBITEX
INFO-TECH & COMMUNICATIONS FUND

[LOGO]

            INVESTMENT OBJECTIVE

            The Orbitex Info-Tech & Communications Fund seeks long-term growth of capital through selective investment in the securities of communications, information and related technology companies.

[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES

              The Fund will invest in companies that the Adviser expects to capitalize on emerging changes in the global communications and information technology industries.

The Fund defines a "communications company" as an entity in which:

- at least 50% of the company's revenues or earnings were derived from communications activities; or

- at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year.

The Fund defines an "information company" as an entity in which:

- at least 50% of the company's revenues or earnings were derived from information activities; or

- at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year.

Communications, information and related technology companies may include, among others, those engaged primarily in designing, developing or providing the following products and services: communications, electronic components and equipment, broadcasting, computer software and hardware, semiconductors, internet and network equipment and services.

In buying and selling securities for the Fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates and management. However, if the Adviser's strategies do not work as intended, the Fund may not achieve its objective.

[LOGO]

            PRINCIPAL INVESTMENTS

            The Fund will normally invest at least 65% of its total assets in equity securities issued by communications, information and related technology companies. The Fund expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

PORTFOLIO MANAGER


Craig W. Ellis is the portfolio manager for the Info-Tech & Communications Fund. Mr. Ellis joined Orbitex Management, Inc. in 1998. Formerly he was with Alliance Capital Management Corporation where he was a senior vice president from 1997 to 1998. At Alliance, Mr. Ellis was responsible for the firm's investments in the global communications technology area. Prior to joining Alliance, Mr. Ellis was a managing director at Wheat First Union where he served as a telecommunications services analyst from 1992 to 1997.


                                Prospectus - 33

--------------------------------------------------------------------------------
 FUND DETAILS - ORBITEX STRATEGIC NATURAL RESOURCES FUND

INVESTMENT DETAILS OF THE ORBITEX
STRATEGIC NATURAL RESOURCES FUND

[LOGO]

            INVESTMENT OBJECTIVE

            The Orbitex Strategic Natural Resources Fund seeks to provide long-term growth of capital through selective investment in the securities of companies engaged in natural resources industries and industries supportive to natural resources industries.

[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES

              The Fund invests in securities of companies that the Adviser believes are positioned to benefit from increasing worldwide demand for natural resources. There is no guarantee, however, that the Adviser's strategies will work as intended.

[LOGO]

            PRINCIPAL INVESTMENTS

            The Fund will normally invest at least 65% of its total assets in equity securities issued by natural resources companies. The Fund expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities, debt securities of any quality and in securities of companies outside of the natural resources industries.

The Fund defines a "natural resources company" as an entity in which:

- at least 50% of the company's revenues or earnings were derived from natural resource activities; or

- at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year.

Natural resources companies include service companies that provide services to producers and refiners of natural resources or provide other products and services, which the Adviser believes are significant to the ownership and development of natural resources and companies that develop energy efficient technologies, such as systems for energy conversion, conservation, and pollution control. Natural resource companies also include companies that own, explore, develop or produce:

-  precious metals (e.g., gold, platinum and silver),

-  ferrous and non-ferrous metals (e.g., iron, aluminum and copper),

-  strategic metals (e.g., uranium and titanium),

-  hydrocarbons (e.g., coal, oil and natural gases),

-  forest products,

-  other basic commodities (such as foodstuffs),

-  refined products (such as chemicals and steel)

PORTFOLIO MANAGER

Konrad Krill is the portfolio manager for the Strategic Natural Resources Fund. Mr. Krill joined Orbitex Management, Inc. in 1997. From 1986 to 1997, he was Vice President and portfolio manager at Morgan Stanley Dean Witter, where he managed over $500 million in mutual fund and high net worth individual pension assets.

                                Prospectus - 34

--------------------------------------------------------------------------------
 FUND DETAILS - ORBITEX FOCUS 30 FUND

INVESTMENT DETAILS OF THE ORBITEX
FOCUS 30 FUND

[LOGO]

            INVESTMENT OBJECTIVE

            The objective of the Orbitex Focus 30 Fund is long-term growth of capital and current income through focused investment in the securities of some or all of the 30 companies listed on the New York Stock Exchange that make up the Dow Jones Industrial Average.

[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES


              The Orbitex Focus 30 Fund seeks to achieve its investment objective principally by investing in companies with large market capitalizations and well-established earnings and dividend histories. The market capitalization of a company is the company's stock price multiplied by the total number of shares of its stock outstanding; in other words, the value placed on the company by the stock markets. The companies in which the Fund invests represent dominant, key firms in their respective industries, and almost all of the equity securities held by the Fund trade on the New York Stock Exchange.


[LOGO]

            PRINCIPAL INVESTMENTS

            The Fund invests at least 90% of its assets in the common stock of some or all of the 30 companies that make up the Dow Jones
Industrial Average ("DJIA"). The Adviser will weight the Fund's investments toward the DJIA companies that its believes will perform better than other DJIA companies.

The Fund also invests up to 10% of its assets in common stocks of "large capitalization" companies included in the S&P 500-Registered Trademark- Index.


PORTFOLIO MANAGER



Richard A. Begun is the portfolio manager for the Focus 30 Fund. Mr. Begun joined Orbitex in 1999 and brings with him 11 years of investment management experience. Formerly, he was with the Bank of New York from 1995 to 1999 where he co-managed the bank's institutional small cap growth fund and its institutional large cap growth fund. Prior to joining the Bank, Mr. Begun was an Investment Management Consultant at Evaluation Associates, Inc. from 1993 to 1995.



INVESTMENT STRATEGIST



Courtney D. Smith is the Chief Investment Strategist for the Focus 30 Fund. In this capacity, he lends his global investment experience and expertise to the portfolio manager. Mr. Smith joined Orbitex Management, Inc. in 1996. Formerly, he was President and Chief Executive Officer of the brokerage firm Quantum Financial Services, Inc. from 1993 to 1996. Mr. Smith also serves as Chief Investment Strategist for the Orbitex Growth Fund and the Orbitex Health & Biotechnology Fund.


                                Prospectus - 35

--------------------------------------------------------------------------------
 FUND DETAILS - ORBITEX HEALTH & BIOTECHNOLOGY FUND

INVESTMENT DETAILS OF THE ORBITEX
HEALTH & BIOTECHNOLOGY FUND

[LOGO]

            INVESTMENT OBJECTIVE

            The Orbitex Health & Biotechnology Fund seeks to provide long-term growth of capital through selective investment in securities of healthcare and biotechnology companies of all sizes that offer potential for growth.

[LOGO]

              PRINCIPAL INVESTMENT STRATEGIES

              The Fund will invest in companies that the Adviser expects to capitalize on emerging changes in the healthcare and biotechnology industries.

The Fund defines a "healthcare company" as an entity that is principally engaged in:

    - the design, manufacture or sale of products or services used for or in connection with health care, medicine, personal care or cosmetics.

    -  research and development of pharmaceutical products and services.

    -  the operation of healthcare facilities.

    -  design, manufacture, or sale of healthcare-related products and services.

The Fund defines a "biotechnology company" as an entity that is principally engaged in:

    - research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment.

    - manufacturing and/or distributing biotechnological and biomedical products, including devices, instruments and/or drug delivery systems.

The Fund also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company.

The Fund considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits come from those activities.

[LOGO]

            PRINCIPAL INVESTMENTS


            Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity, equity-related or debt securities of healthcare and biotechnology companies.



The Fund expects to invest primarily in U.S. common stocks, but may also invest in other types of equity securities and investment grade debt securities. The Fund may invest up to 25% of its assets in the securities of foreign issuers, however.


PORTFOLIO MANAGER


Timothy F. Bepler, CFA is the portfolio manager for the Health & Biotechnology Fund. Mr. Bepler joined Orbitex in 1999 and brings with him eight years of investment analysis and management experience in the Healthcare industry. Formerly, he was a vice president at Merrill Lynch Asset Management from 1996 to 1999 where he was a Healthcare analyst for a Growth and Income fund. Prior to joining Merrill Lynch, he was the sole Healthcare analyst for a division of Credit Suisse from 1995 to 1996 and he was a senior analyst at Value Line, Inc. from 1994-1995.


                                Prospectus - 36

INVESTMENT STRATEGIST



Courtney D. Smith is the Chief Investment Strategist for the Focus 30 Fund. In this capacity, he lends his global investment experience and expertise to the portfolio manager. Mr. Smith joined Orbitex Management, Inc. in 1996. Formerly, he was President and Chief Executive Officer of the brokerage firm Quantum Financial Services, Inc. from 1993 to 1996. Mr. Smith also serves as Chief Investment Strategist for the Orbitex Growth Fund and the Orbitex Focus 30 Fund.


                                Prospectus - 37

--------------------------------------------------------------------------------
 MORE INFORMATION ABOUT RISKS

[LOGO]

         Many factors affect the Funds' performance. The Funds' share prices change daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the companies in which the Funds invest, and the Funds' level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE FUNDS, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

The Orbitex Group of Funds' Statement of Additional Information includes additional information regarding the risks associated with the Funds' investments.


The following factors may significantly affect each Fund's performance. Stock market volatility is a principal risk for each Fund, as are the risks of foreign securities for the Growth Fund and Strategic Natural Resources Fund. The other factors set forth below are not considered principal risks for any of the Funds.



STOCK MARKET VOLATILITY: The value of equity securities fluctuates in response to issuer, political, market and economic developments. Equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. All Funds within the Orbitex Group of Funds are subject to stock market volatility.



INTEREST RATE CHANGES: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes. All Funds within the Orbitex Group of Funds are subject to interest rate changes.



DEFENSIVE STRATEGIES: In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for a Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or cash equivalent securities. If the Adviser does so, it could affect a Fund's performance and the Fund might not achieve its investment objective. All Funds within the Orbitex Group of Funds except, for the Focus 30 Fund, expect to employ defensive strategies.



RISKS OF FOREIGN SECURITIES: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. All Funds within the Orbitex Group of Funds, except for the Focus 30 Fund, are subject to risks of foreign securities.



LOWER-QUALITY DEBT SECURITIES: The Orbitex Growth Fund, Orbitex Info-Tech & Communications Fund, Orbitex Strategic Natural Resources Fund, and the Orbitex Health & Biotechnology Fund may each invest up to 35% of their assets in lower-quality debt securities, otherwise known as "junk bonds." Junk bonds are debt securities that are rated below investment-grade (investment grade securities are rated BBB or better by Standard & Poor's Rating Service or Baa or better by Moody's Investors Service) by Standard & Poor's Rating Service or Moody's Investors Service, Inc. These securities are generally considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay.


                                Prospectus - 38

DERIVATIVES AND OTHER STRATEGIES: The Funds may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales.

If these practices are used by the Funds, the intent would be primarily to hedge the Funds' portfolios. For example, a Fund may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Fund. Or, a Fund may purchase or sell stock index futures contracts and would purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Fund's holdings.


Investing for hedging purposes may result in certain transaction costs, which may reduce a Fund's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against. All Funds within the Orbitex Group of Funds, except for the Cash Reserve Fund, are subject to risks from Derivative Transactions.



PORTFOLIO TURNOVER RATES. The portfolio turnover rates for the fiscal year ending April 30, 1999, of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund were 957%, 360% and 921%, respectively. These turnover rates are higher than the average of many mutual funds, and are the result of and are the result of the focused and specialized nature of the Funds and the resulting need for the Funds to seek out investment opportunities to achieve each Fund's investment objectives. Controlling risk in each of the funds is critical. The Growth Fund experienced high turnover as a result of the sharp drop in the market for this sector which required that positions be reduced to protect client assets. In addition, there was a period of extreme sector rotation in early 1999 which led to higher than normal turnover. The turnover was higher as a result of protective measures taken during each of these periods. The turnover rate for the Strategic Natural Resources Fund was impacted by the overall size of the Fund and the Fund's need for liquidity. In addition, natural resources securities have been trading in a narrow range without direction. As a result, the manager of the Fund traded positions in the Fund to capture investment profit. The Info-Tech and Communications Fund's turnover rate was primarily driven by the introduction and heightened market interest in the internet sector; and the Fund's turnover is consistent with the trading market for this sector.



High portfolio turnover (i.e., 100% or greater) involves additional brokerage expense and may increase realized capital gains distributions, with adverse tax consequences for the Fund's shareholders. See "Taxation of the Fund" on page 55.


                                Prospectus - 39

--------------------------------------------------------------------------------
 MORE INFORMATION ABOUT RISKS

YEAR 2000: The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, Administrator, Sub-Administrator, Custodian, Distributor and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

The Adviser has made compliance with the Year 2000 issue a high priority and is taking steps to address the issue with respect to its computer systems. The Funds' major service providers have informed the Adviser that they are taking comparable steps. The Adviser does not currently believe that the Year 2000 issue will have a material impact on its ability to continue to fulfill its duties as investment adviser. In addition, the issuers of securities the Funds own could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the Funds' performance. An issuer's Year 2000 readiness is only one of many factors the Adviser may consider when making investment decisions, and other factors may receive greater weight.


LITIGATION THAT MAY AFFECT THE FOCUS 30 FUND: On February 8 and June 2, 1999, suits were filed against a former director and officer of the ASM Index 30 Fund (the "ASM Fund"), the former investment adviser Vector Investment Advisors, Inc. (Vector) of the ASM Fund, and the ASM Fund itself alleging that the former officer of the ASM failed to invest in the ASM Fund amounts purportedly paid by the plaintiffs to the ASM Fund's investment adviser. One suit also alleged improper and unauthorized redemptions of ASM Fund Shares owned by the plaintiffs. The relief sought in one suit is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the ASM Index 30 Fund from transferring or permitting the dissipation of its assets. The relief sought in the other suit is recovery of the investment amounts and amounts derived from the alleged improper redemptions. With the possible exception of Steven H. Adler, a former officer and director of the ASM Index 30 Fund, that fund had no knowledge that the amounts purportedly paid by the plaintiffs to the former investment adviser were, as the plaintiffs have alleged to be invested in the fund. Upon consummation of the reorganization of the ASM Index 30 Fund into the Orbitex Focus 30 Fund, the Orbitex Focus 30 Fund will succeed to the obligations, if any, of the ASM Fund with respect to these suits including obligations of the ASM Fund to indemnify its officers and directors. At the present time, the liability of the Orbitex Focus 30 Fund, if any, is not readily determinable.


                                Prospectus - 40

--------------------------------------------------------------------------------
 YOUR ACCOUNT

[LOGO]

        This section describes the services that are available to shareholders.

        TYPES OF ACCOUNTS

If you are making an initial investment in the Funds, you will need to open an account. You may establish the following types of accounts:

- INDIVIDUAL OR JOINT OWNERSHIP. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

- GIFT OR TRANSFER TO MINORS. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

- TRUST. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

- CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

- RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. Your financial consultant can help you determine if you are eligible.

CHOOSING A CLASS

After deciding which type of account to open, you must select a class of shares. All the Funds offer two classes of shares (Class A and Class B). The Focus 30 Fund also offers a third class of shares (Class D). Class D Shares are only available to shareholders who previously were shareholders of the ASM Index 30 Fund at the time of the reorganization.


Each share class has its own sales charge and expense structure, including different 12b-1 fees (see "Classes in Detail" below and "Rule 12b-1 Plans in Detail" on page 47 for additional information). The Class A Shares have an initial sales charge while the Class B Shares have a contingent deferred sales charge if you redeem shares held for six years or less. There are no sales charges, 12b-1 fees or shareholder services fees for Class D Shares.


Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the Investment Company Act of 1940, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose.

We offer these classes to allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. For example, if you are investing a large amount of money and plan to hold your shares for a long period of time, the Class A Shares may make the most sense for you. However, if you plan to invest less money and are investing for at least six years, Class B Shares might make better sense. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

                                Prospectus - 41


                                                     COMPARISON OF CLASSES
   CLASS A--INITIAL SALES CHARGE            CLASS B--CONTINGENT DEFERRED SALES        CLASS D--NO SALES CHARGE (FOCUS 30 FUND
   -   Initial sales charge of 5.75% or     CHARGE                                    ONLY)
      less (see chart on page 43).          -   No initial sales charge. This allows  Note: Class D Shares are only available
   -   Lower sales charges for larger          100% of your purchase price to be      to shareholders who were shareholders of
      investments (see page 43).               invested in the Fund.                  the ASM Index 30 Fund and certain
   -   Lower annual expenses than Class B   -   Deferred sales charge of 5% or less   Institutional investors.
      Shares due to lower marketing and        on shares you redeem within six years  -   No initial or contingent deferred
      service (12b-1) fee of 0.40%.            (see chart on page 45).                   sales charge.
                                            -   An annual fee of 1.00% under each     -   No annual marketing and service
                                               Fund's rule 12b-1 plan, 0.75% of          (12b-1) fee.
                                               which is for marketing and 0.25% of    -   Lower annual expenses than Class A
                                               which is for shareholder services.        and Class B.
                                               This will result in a lower total
                                               return than comparable Class A
                                               Shares.
                                            -   Automatic conversion to Class A
                                               Shares after six years, thereby
                                               reducing future annual expenses.


                                Prospectus - 42

CLASSES IN DETAIL

CLASS A--INITIAL SALES CHARGE

The sales charge for Class A Shares of all Funds is 5.75% of the offering price. However, the Adviser may reduce or waive this sales charge as described in "Reduced Sales Charge."

REDUCED SALES CHARGE


You can qualify for a reduction or waiver of this sales charge by investing one lump sum in a particular class of a Fund. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a United States resident. See the discussions of "Right of Accumulation" and "Letter of Intent" on page 44."


If you are a United States resident and are investing more than $50,000, the Adviser will reduce the sales charge you pay. The chart at the bottom of this page shows the sales charge you will pay based on the amount of your purchase.

You can purchase Class A Shares without any initial sales charge if you are a United States resident and invest $1 million or more in Class A shares. However, if you redeem those shares within one year of the purchase, you must pay a contingent deferred sales charge of 1%. We will waive the contingent deferred sales charge only in the following situations:
-  If the Fund involuntarily redeems your shares; or

- If you reinvest the proceeds from your redemption in the Funds within 90 days of your redemption.

                      REDUCED SALES CHARGE FOR U.S. RESIDENTS



                                                            SALES CHARGE AS A     BROKER REALLOWANCE
                                      SALES CHARGE AS A     PERCENTAGE OF         AS A
                                      PERCENTAGE OF         NET INVESTMENT        PERCENTAGE OF
 AMOUNT OF PURCHASE                   OFFERING PRICE        (NET ASSET VALUE)     OFFERING PRICE(1)
------------------------------------  --------------------  --------------------  --------------------
 Less than $50,000                    5.75%                 6.10%                 5.00%
 $50,000 but less than $100,000       4.50%                 4.71%                 3.75%
 $100,000 but less than $250,000      3.50%                 3.63%                 2.75%
 $250,000 but less than $500,000      2.50%                 2.56%                 2.00%
 $500,000 but less than $1,000,000    2.00%                 2.04%                 1.75%
 $1,000,000 or more                   None (See below)(2)   None (See below)(2)   (See below)(2)


1 At the discretion of the Orbitex Group of Funds, however, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.


2 The distributor will pay certain commissions to Selling Group Members (See page 48) who initiate and are responsible for purchases by any single purchaser who is a resident of the United States. For purchases of $1 million to $3 million, the Distributor will pay 1%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.


                                Prospectus - 43

RIGHT OF ACCUMULATION

For the purposes of determining the sales charge, the right of accumulation allows you to include prior purchases of Class A Shares of any Orbitex Fund as part of your current investment. To qualify for this option, you must be either:

-  an individual;

- an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

- a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in a Fund as if you were making them all at once for the purposes of calculating the sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.

EXCHANGES OF CLASS D SHARES OF THE ORBITEX FOCUS 30 FUND INTO CLASS A SHARES OF OTHER ORBITEX FUNDS

If you received Class D Shares of the Orbitex Focus 30 Fund in exchange for shares of the ASM Index 30 Fund, you may exchange your Class D Shares for Class A Shares of another Orbitex Fund without paying any sales charge. If you close your Class D account in the Focus 30 Fund (either by redeeming or by exchanging all of your Class D Shares), however, you may not later reopen your account with Class D Shares of the Focus 30 Fund.

OTHER CIRCUMSTANCES

We also offer Class A Shares with low or no sales charges through various other special arrangements. Your financial consultant can help you determine if any of these programs is appropriate for you.

Class A Shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any sales charges.

                                Prospectus - 44

CLASS B--CONTINGENT DEFERRED SALES CHARGE

You will not pay an initial sales charge if you choose to invest in Class B Shares. However, if you redeem your shares within six years, you will pay a contingent deferred sales charge as described in the table below. The amount of this charge is based on your original purchase price, or the current net asset value of the shares you redeem, whichever is less.

We will waive the contingent deferred sales charge under the following circumstances:

- redemptions made within one year after the death of a shareholder or registered joint owner;

- redemptions made to facilitate minimum required distributions made from an IRA or other retirement plan account after age 70 1/2; and


-  involuntary redemptions made by a Fund.

Class B Shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any contingent deferred or other sales charges.

--------------------------------------------------------------------------------

                        CONTINGENT DEFERRED SALES CHARGE


 YEARS AFTER PURCHASE THAT YOU REDEEM YOUR SHARES      CONTINGENT DEFERRED SALES CHARGE(1)
-----------------------------------------------------  ---------------------------------------------
 1(st) Year                                            5.00%
 2(nd) Year                                            4.00%
 3(rd) Year                                            3.00%
 4(th) Year                                            3.00%
 5(th) Year                                            2.00%
 6(th) Year                                            1.00%
 After 6 Years                                         None(2)


1 The contingent deferred sales charge will be the lesser of (1) the original purchase price or (2) the net asset value of the shares being redeemed.


2 Class B Shares will automatically convert to Class A Shares after six years after you purchase them. This conversion relieves Class B shareholders who have held their shares for more than six years of the higher asset-based distribution charge that applies to Class B Shares under the 12b-1 Plan described in the section entitled "Rule 12b-1 Plans in Detail."


                                Prospectus - 45

CLASS D

Class D Shares are offered without any sale charges, and are not subject to any 12b-1 or shareholder servicing fees.


CLASS D SHARES ARE ONLY AVAILABLE TO SHAREHOLDERS WHO HELD SHARES OF THE ASM INDEX 30 FUND ON THE DATE THE ASM FUND WAS REORGANIZED AS THE ORBITEX FOCUS 30 FUND, AND TO CERTAIN INSTITUTIONAL INVESTORS.


If you held shares of the ASM Index 30 Fund, you may purchase additional Class D Shares of the Orbitex Focus 30 Fund for the account that was established when your received shares of the Focus 30 Fund in exchange for your ASM Fund Shares.

In addition, if you held shares of the ASM Fund on the date of reorganization, you may purchase Class D Shares of the Orbitex Focus 30 Fund for a new account established for:

-  you

-  one of your immediate family members

- a trust or individual retirement account or self-employed retirement place for the benefit of you or any of your immediate family members

-  your or an immediate family member's estate.

                                Prospectus - 46

RULE 12b-1 PLANS IN DETAIL

The Board of Trustees of the Orbitex Group of Funds has adopted for Class A Shares and Class B Shares separate Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans").

The Plan adopted for Class A Shares allows each Fund to use part of its assets for the sale and distribution of its Class A Shares, including advertising, marketing and other promotional activities. Under this Plan, each Fund pays Funds Distributor, Inc. (the "Distributor"), an amount equal to 0.40% of average net assets attributable to Class A Shares of that Fund on an annualized basis.

The Plan adopted for Class B Shares also allows each Fund to use part of its assets for the sale and distribution of its Class B Shares, including advertising, marketing and other promotional activities. For these services, under the Plan, each Fund pays Funds Distributor, Inc., the Distributor, an amount equal to 0.75% of average net assets attributable to Class B Shares of that Fund on an annualized basis. The Class B Plan also allows each Fund to pay the Distributor for certain shareholder services provided to Class B shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, each Fund pays a shareholder service fee equal to 0.25% of average net assets attributable to Class B Shares of that Fund on an annualized basis.

Because these distribution and shareholder service fees are paid out of a Fund's assets on an ongoing basis, the fees may, over time, increase the cost of an investing in a Fund and cost investors more than other types of sales loads.

PURCHASING SHARES

Once you have chosen the type of account and a class of shares, you are ready to establish an account. Class A Shares and Class B Shares of each Fund are available to investors making a minimum initial investment of $2,500 per Fund for regular accounts and $2,000 for individual retirement accounts. The minimum for subsequent investments is $250.

Class D shares of the Focus 30 Fund are available only to individuals who were shareholders of the ASM Index 30 Fund on the date it was reorganized as the Orbitex Focus 30 Fund, and to certain institutional investors. The minimum for subsequent investments in Class D Shares of the Focus 30 Fund by individual investors is $100.

The Trust or Adviser may waive or lower these minimums in certain cases. YOU MUST COMPLETE AND SIGN AN APPLICATION FOR EACH ACCOUNT YOU OPEN WITH EACH FUND.


The price for Fund shares is the Fund's net asset value per share (NAV) plus any applicable sales charge. We determine the NAV as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open. We will price your order at the next NAV calculated after the Fund receives your order. For more information on how we price shares, see "Pricing of Fund Shares" on page 54.


The Funds and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Funds incur. We will not accept cash or third-party checks for the purchase of shares.

                                Prospectus - 47

 METHOD OF              PURCHASE PROCEDURES
 PURCHASE
--------------------------------------------------------------------------------------------------------
     THROUGH A          Contact your financial consultant.
     FINANCIAL
    PROFESSIONAL
       [LOGO]
--------------------------------------------------------------------------------------------------------
      THROUGH           The Distributor authorizes certain securities dealers, banks or other financial
   SELLING GROUP        service firms (collectively, "Selling Group Members") to purchase your shares.
      MEMBERS           To receive that day's share price:
                        -   you must place your order with the Selling Group Member before the close of
       [LOGO]               regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time); and
                        -   the Selling Group Member must transmit the order to the Funds before 5:00
                            p.m. Eastern time on that same day.
--------------------------------------------------------------------------------------------------------
      BY MAIL           To purchase Shares of the ORBITEX GROWTH FUND, ORBITEX INFO-TECH &
                        COMMUNICATIONS FUND, or the ORBITEX STRATEGIC NATURAL RESOURCES FUND, send your
       [LOGO]           completed application to:
                        Orbitex Group of Funds
                        P.O. Box 8069
                        Boston, Massachusetts 02266-8069
                        To purchase Shares of the ORBITEX FOCUS 30 FUND or the ORBITEX HEALTH &
                        BIOTECHNOLOGY FUND, send your completed application to:
                        Orbitex Group of Funds
                        c/o American Data Services, Inc.
                        P.O. Box 5786
                        Hauppauge, New York 11788-0786
                        Include with your application your check, payable to "Orbitex Group of Funds -
                        (Name of Fund)." If you are purchasing Shares of more than one Orbitex Fund, you must include a separate application and a separate check for each Fund.


                                Prospectus - 48

--------------------------------------------------------------------------------------------------------
      BY WIRE           -   INITIAL PURCHASE: For the ORBITEX GROWTH FUND, ORBITEX INFO-TECH &
                            COMMUNICATIONS FUND or the ORBITEX STRATEGIC NATURAL RESOURCES FUND, call us
       [LOGO]              at 1-888-ORBITEX for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire Funds to: State
                           Street Bank and Trust Company, ABA No. 011000028, Attn.: Custody &
                           Shareholder Services, Credit: Name of Fund, DDA No. 9905-295-3, FBO:
                           Shareholder Name, Name of Fund, Shareholder Account Number. You must also complete and mail an application to the address shown above under "By Mail."
                        -   INITIAL PURCHASE: For the ORBITEX FOCUS 30 FUND or the ORBITEX HEALTH &
                            BIOTECHNOLOGY FUND, call us at 1-888-ORBITEX for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire Funds to: State Street Bank and Trust Company, ABA No.
                           011000028, Attn.: Custody, Credit: Name of Fund, DDA No. 51815926, FBO:
                           Shareholder Name, Name of Fund, Shareholder Account Number. You must also complete and mail an application to the address shown above under "By Mail."
                        -   SUBSEQUENT PURCHASE: Wire Funds to the designated bank account for each
                            Fund.
                        You may wire funds between 8:00 a.m. and 4:00 p.m. Eastern time. To make a same-day wire investment, please call 1-888-ORBITEX by 12:00 noon to notify us of your intention to wire Funds, and make sure your wire arrives by 4:00 p.m.
                        Eastern time. Please note that your bank may charge a fee for the wire. WIRE
                        TRANSACTIONS ARE NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
--------------------------------------------------------------------------------------------------------
    BY EXCHANGE         You may exchange your shares for the same class of shares of another Fund by written request sent to the Funds at:
       [LOGO]           Orbitex Group of Funds
                        c/o American Data Services, Inc.
                        P.O. Box 5786
                        Hauppauge, New York 11788-0786
--------------------------------------------------------------------------------------------------------
    BY TELEPHONE        You may make subsequent purchases in your account by telephoning 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We
       [LOGO]           will electronically transfer money from the bank account you designate on your
                        Application to your account with the Trust. This investment option is only available if you have not declined, or cancelled your telephone investment privilege. See the discussion of "Telephone Redemptions" on page 51.
--------------------------------------------------------------------------------------------------------
     SUBSEQUENT         The minimum subsequent purchase is $250 per Fund, except for reinvestment of
     PURCHASES          dividends and distributions and Class D purchases with minimum amount of $100.
       [LOGO]


                                Prospectus - 49

--------------------------------------------------------------------------------------------------------
 IMPORTANT NOTES        Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
                        You can redeem shares that you purchased by check. However, while we will process your redemption request at the next-determined net asset value after we receive it, your redemption proceeds will be not available until your check clears. This could take up to ten calendar days.

REDEEMING SHARES


You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See "Redemption Procedures - Request in "Good Order"' on page 52.


We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption to you within seven days after we receive your redemption request.


The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call 1-888-ORBITEX for further information. WE WILL NOT PROCESS YOUR REDEMPTION REQUEST IF IT IS NOT IN PROPER FORM (SEE CHART ON PAGE 51). WE WILL NOTIFY YOU IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.


If, as a result of your redemption, your account value drops below $1,000, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least $1,000 before we will process the redemption.


If you purchased your Class A Shares without any sales charge because your initial investment was $1 million or more, you will pay a redemption fee equal to 1.00% of the proceeds from the redemption of your Shares you are redeeming if you purchased those Shares within one year of the date of your purchase. See the discussion of "Reduced Sales Charges" on page 43.


SIGNATURE GUARANTEES

Your redemption request must be accompanied by a "signature guarantee" under certain circumstances, such as if you are redeeming shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

CONTINGENT DEFERRED SALES CHARGES


If you redeem your Class B Shares within six years of the date you purchased the Shares, you will pay a contingent deferred sales charge as described on page 45. There is no such charge for the sale of Class A Shares or Class D Shares, except that investors who paid no initial sales charge on their purchase of Class A Shares by investing $1 million or more will pay a 1% contingent deferred sales charge on any Class A Shares redeemed within one year of purchase. There are no a contingent deferred sales charges imposed on redemptions of Class D Shares of the Orbitex Focus 30 Fund.


THIRD PARTY TRANSACTIONS

If you buy and redeem shares of the Funds through a member of the National Association of Securities Dealers, Inc., that member may charge a fee for that service.

The Orbitex Group of Funds has authorized one or more brokers to accept on its behalf purchase and

                                Prospectus - 50
redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. You order will be priced at the Funds' net asset value next computed after it is received by the authorized broker or broker authorized designee.


REDEMPTION-IN-KIND

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of a Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


 METHOD OF      REDEMPTION PROCEDURES
 REDEMPTION
----------------------------------------------------------------------------------------------------
 BY TELEPHONE   You may authorize redemption of some or all shares in your account with the Funds by telephoning the Funds at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time
    [LOGO]      on any day the Funds are open. You will NOT be eligible to use the telephone redemption service if you:
                -   have declined or canceled your telephone investment privilege;
                -   wish to redeem less than $1,500;
                -   must provide supporting legal documents such as a signature guarantee, or if necessary, for redemption requests by corporations, trusts and partnerships; and
                -   wish to redeem from a retirement account.
----------------------------------------------------------------------------------------------------

   BY MAIL      If you are redeeming Shares of the ORBITEX GROWTH FUND, ORBITEX INFO-TECH &
                COMMUNICATIONS FUND, or the ORBITEX STRATEGIC NATURAL RESOURCES FUND, you may send
    [LOGO]      your redemption request to:
                Orbitex Group of Funds
                P.O. Box 8069
                Boston, Massachusetts 02266-8069
                If you are redeeming Shares of the ORBITEX FOCUS 30 FUND or the ORBITEX HEALTH &
                BIOTECHNOLOGY FUND, you may send your redemption request to:
                Orbitex Group of Funds
                c/o American Data Services, Inc.
                P.O. Box 5786
                Hauppauge, New York 11788-0786


                                Prospectus - 51

                You must include the following information in your written request:
                -   a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;
                -   other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;
                -   a signature guarantee, if necessary
----------------------------------------------------------------------------------------------------
   BY WIRE      You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds' transfer agent will charge you a $10.00
    [LOGO]      fee for each wire redemption. The transfer agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.
----------------------------------------------------------------------------------------------------
 REQUEST IN     For our mutual protection, all redemption requests must include:
 "GOOD ORDER"   -   your account number
                -   the amount of the transaction
                -   for mail request, signatures of all owners EXACTLY as registered on the account
                    o signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers
                -   any supporting legal documentation that may be required
                   YOUR REDEMPTION REQUEST WILL BE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE
                   AFTER WE HAVE RECEIVED ALL REQUIRED INFORMATION.
----------------------------------------------------------------------------------------------------
 IMPORTANT      Once we have processed your redemption request, and a confirmation number has been
 NOTE           given, the transaction CANNOT be revoked.

OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds by check or by wire.

CHECK REDEMPTIONS. Normally we will mail your check within two business days of a redemption.

WIRE REDEMPTIONS. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

If we receive your request for a wire redemption by noon Eastern Time, the wire will arrive at your bank by the close of business that same day. Requests that we receive later than noon Eastern Time will arrive at your bank by the close of business the following business day.

We require a minimum redemption of $10,000 in order to send your redemption proceeds by wire.

TELEPHONE REDEMPTIONS AND EXCHANGES.

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and

                                Prospectus - 52
confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

Orbitex reserves the right to refuse a telephone redemption or exchange if the caller cannot provide:

 -  the account number

 -  the name and address exactly as registered on the account

 - the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

Orbitex will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

EXCHANGING SHARES

The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your shares for shares of the same class of another Fund at no cost to you (or, if you hold D Class Shares of the Orbitex Focus 30 Fund, you may exchange them for Class A Shares of another Orbitex Fund). If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund. You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

-  current Fund's name;

-  account names and numbers;

-  name of the Fund you wish to exchange your shares into;

-  the amount you wish to exchange;

- specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and

-  signatures of all registered owners.

To exchange shares by telephone, you should call 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We will process telephone requests made after 4:00 p.m. Eastern Time at the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request.

Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. Please note that an exchange may have tax consequences for you. We reserve the right to modify or terminate the exchange privilege upon sixty days' written notice to you.

TRANSFERRING REGISTRATION


You can transfer the registration of your shares in an Orbitex Fund to another owner by completing a transfer form and sending to American Data Services, Inc., P.O. Box 5786, Hauppauge, New York 11788-0786.


                                Prospectus - 53

--------------------------------------------------------------------------------
 PRICING OF FUND SHARES


Each Fund's net asset value for each class of shares or NAV is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. The administrators calculate the NAV for each Fund they administer at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is determined by subtracting the total of the Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of each Fund's total assets is generally based on the market value of the securities that the Fund holds. If market values are not available, we will determine the fair value of securities using procedures that the Board of Trustees has approved. We will also fair value securities whose values are materially affected by events occurring after the closing of a foreign market. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation. Foreign securities may be traded in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares.


--------------------------------------------------------------------------------
 DISTRIBUTIONS

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

 Long-term vs. Short-term capital gains:
 - Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.
 - Short-term capital gains are realized on securities held less then one year and are part of your dividend distributions.

The Orbitex Focus 30 Fund distributes dividends quarterly, and capital gains annually. The capital gain distributions will typically be declared and paid in December.

The other Orbitex Funds distribute dividends and capital gains annually. These distributions will typically be declared and paid in December.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-888-ORBITEX for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

                                Prospectus - 54

--------------------------------------------------------------------------------
 FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. ALTHOUGH IT IS NOT AN INVESTMENT OBJECTIVE, THE FUNDS' ADVISER WILL ATTEMPT TO TAKE INTO ACCOUNT THE TAX CONSEQUENCES OF ITS INVESTMENT DECISIONS. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Funds' shareholders.

TAXES ON DISTRIBUTIONS

You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum capital gain rate is 20 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 for the prior calendar year.

TAXES ON SALES OR EXCHANGES

If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING

The Funds may be required to withhold U.S. federal income tax at the rate of 31% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

                                Prospectus - 55

--------------------------------------------------------------------------------
 MANAGEMENT

INVESTMENT ADVISER
Orbitex Management, Inc., is the Funds' investment adviser (the "Adviser"). The Adviser's address is 410 Park Avenue, New York, NY 10022. The Adviser is an affiliate of Orbitex Management Ltd., an investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.

Under the terms of an investment advisory agreement, the Adviser is responsible for formulating the Funds' investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund's operations.


As compensation for its services, each of the following Funds paid the Adviser a fee for the fiscal year ended April 30, 1999, at the annualized rate (expressed as a percentage of average daily net assets) of 0% for the Growth Fund, 0% for the Info-Tech & Communications Fund, 0% for the Strategic Natural Resources Fund. On February 28, 1999, the Adviser began managing the ASM Index 30 Fund, pursuant to an interim advisory agreement. During the period February 28, 1999 through June 30, 1999, the Focus 30 Fund paid the Adviser at the annualized rate of 0.08%. As of July 12, 1999, the Health & Biotechnology Fund had not commenced operations.


OTHER SERVICE PROVIDERS


The Funds rely on other companies to provide necessary services for their day-to-day operations. Below is a list of these service providers. American Data Services, Inc. is expected to become an affiliate of Orbitex Management, Inc. in July 1999.


ADMINISTRATOR FOR THE TRUST


    American Data Services, Inc.
    The Hauppauge Corporate Center
    150 Motor Parkway
    Hauppauge, New York 11788



SUB-ADMINISTRATOR FOR THE GROWTH FUND, INFO-TECH & COMMUNICATIONS FUND AND STRATEGIC NATURAL RESOURCES FUND


    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

CUSTODIAN FOR TRUST

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DISTRIBUTOR

    Funds Distributor, Inc.
    60 State Street
    Boston, Massachusetts 02109

TRANSFER AND DIVIDEND DISBURSING AGENT FOR THE GROWTH FUND, INFO-TECH & COMMUNICATIONS FUND AND STRATEGIC NATURAL RESOURCES FUND

    Boston Financial Data Service, Inc.
    Two Heritage Drive
    North Quincy, Massachusetts 02171

TRANSFER AND DIVIDEND DISBURSING AGENT FOR THE FOCUS 30 FUND AND HEALTH & BIOTECHNOLOGY FUND


    American Data Services, Inc.
    The Hauppauge Corporate Center
    150 Motor Parkway
    Hauppauge, New York 11788


COUNSEL

    Rogers & Wells LLP
    200 Park Avenue
    New York, New York 10166

INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP
    160 Federal Street
    Boston, MA 02110


                                Prospectus - 56

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

[LOGO]

             FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Funds' financial performance for the fiscal period ended April 30, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.


                              FINANCIAL HIGHLIGHTS

                          Period Ended April 30, 1999



    Financial Highlights For a Fund Share Outstanding Throughout the Period



                                                                       ORBITEX GROWTH FUND
                                                -----------------------------------------------------------------
                                                  CLASS A SHARES        CLASS A SHARES         CLASS B SHARES
                                                -------------------   -------------------   ---------------------
                                                   FOR THE YEAR         FOR THE PERIOD         FOR THE PERIOD
                                                       ENDED                 ENDED                  ENDED
                                                APRIL 30, 1999 (b)    APRIL 30, 1998 (a)    APRIL 30, 1999 (a)(b)
                                                -------------------   -------------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........        $ 17.93               $ 15.00                $ 16.46
                                                       ------                ------                 ------
Income (Loss) from investment operations:
    Net investment income (loss)..............          (0.15)                 0.26(e)               (0.12)
    Net realized and unrealized gain on
         investments and foreign currency
         related transactions.................           1.70                  2.67                   3.11
                                                       ------                ------                 ------
    Total income from investment operations...           1.55                  2.93                   2.99
                                                       ------                ------                 ------
Less distributions from net investment
   income.....................................          (0.19)                   --                  (0.21)
Less distributions from net realized gains....          (0.63)                   --                  (0.63)
                                                       ------                ------                 ------
    Total distributions from net investment
         income and net realized gains........          (0.82)                   --                  (0.84)
                                                       ------                ------                 ------
NET ASSET VALUE, END OF PERIOD................        $ 18.66               $ 17.93                $ 18.61
                                                       ------                ------                 ------
                                                       ------                ------                 ------
TOTAL RETURN(c)...............................           9.07%                19.53%                 18.61%

RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)......        $ 1,422               $   891                $    54
    Ratio of expenses to average net
         assets(d)............................           1.93%                 2.11%                  2.03%
    Ratio of net expenses to average net
         assets (net of custodial
         credits)(d)..........................           1.88%                 1.60%                  2.00%
    Ratio of total expenses to average net
         assets before waivers, reimbursements
         and custodial credits(d).............          23.92%                50.13%                 18.75%
    Ratio of net investment income (loss) to
         average net assets(d)................          (0.85)%                4.41%(e)              (1.05)%
    Portfolio turnover rate...................            957%                  448%                   957%


------------------------------


(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Growth Fund Class A Shares and Class B Shares, respectively.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower.
     Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.


                                Prospectus - 57

                                                                    ORBITEX INFO-TECH &
                                                                    COMMUNICATIONS FUND
                                                -----------------------------------------------------------
                                                CLASS A SHARES      CLASS A SHARES        CLASS B SHARES
                                                ---------------   -------------------   -------------------
                                                 FOR THE YEAR       FOR THE PERIOD        FOR THE PERIOD
                                                     ENDED               ENDED                 ENDED
                                                APRIL 30, 1999    APRIL 30, 1998 (a)    APRIL 30, 1999 (a)
                                                ---------------   -------------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $  19.62            $ 15.00               $  18.23
                                                     -------             ------                -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:.....
    Net investment loss.......................         (0.08)              0.00                  (0.08)
    Net realized and unrealized gain on
         investments and foreign currency
         related transactions.................         11.26               4.62                  12.51
                                                     -------             ------                -------
    Total income from investment operations...         11.18               4.62                  12.43
                                                     -------             ------                -------
Less distributions from net investment
   income.....................................            --                 --                     --
Less distributions from net realized gains....         (0.18)                --                  (0.18)
                                                     -------             ------                -------
    Total distributions from net investment
         income and net realized gains........         (0.18)                --                  (0.18)
                                                     -------             ------                -------
NET ASSET VALUE, END OF PERIOD................      $  30.62            $ 19.62               $  30.48
                                                     -------             ------                -------
                                                     -------             ------                -------
TOTAL RETURN(b)...............................         57.43%             30.80%                 68.67%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)......      $ 34,335            $ 2,440               $ 18,904
    Ratio of expenses to average net
         assets(c)............................          2.07%              2.88%                  2.41%
    Ratio of net expenses to average net
         assets (net of custodial
         credits)(c)..........................          2.07%              2.40%                  2.40%
    Ratio of total expenses to average net
         assets before waivers, reimbursements
         and custodial credits(c).............          4.04%             39.06%                  4.41%
    Ratio of net investment loss to average
         net assets(c)........................         (0.70)%            (1.27)%                (1.40)%
    Portfolio turnover rate...................           360%                76%                   360%


------------------------------


(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Info-Tech & Communications Fund Class A Shares and
     Class B Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower.
     Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


                                Prospectus - 58

                                                                ORBITEX STRATEGIC NATURAL RESOURCES FUND
                                                ------------------------------------------------------------------------
                                                  CLASS A SHARES             CLASS A SHARES             CLASS B SHARES
                                                ------------------         ------------------         ------------------
                                                                                                        FOR THE PERIOD
                                                   FOR THE YEAR              FOR THE PERIOD                 ENDED
                                                      ENDED                      ENDED                  APRIL 30, 1999
                                                APRIL 30, 1999 (b)         APRIL 30, 1998 (a)               (a)(b)
                                                ------------------         ------------------         ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........            $ 16.54                    $ 15.00                    $ 12.22
                                                           ------                     ------                     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)................               0.00                       0.38(e)                   (0.05)
    Net realized and unrealized gain (loss) on
         investments and foreign currency
         related transactions.................              (1.25)                      1.22                       3.21(g)
                                                           ------                     ------                     ------
    Total income (loss) from investment
         operations...........................              (1.25)                      1.60                       3.16
                                                           ------                     ------                     ------
Less distributions from net investment
   income.....................................              (0.37)                     (0.03)                     (0.40)
Less distributions from net realized gains....               0.00(f)                   (0.03)                      0.00(f)
                                                           ------                     ------                     ------
    Total distributions from net investment
         income and net realized gains........              (0.37)                     (0.06)                     (0.40)
                                                           ------                     ------                     ------
NET ASSET VALUE, END OF PERIOD................            $ 14.92                    $ 16.54                    $ 14.98
                                                           ------                     ------                     ------
                                                           ------                     ------                     ------
TOTAL RETURN(c)...............................              (6.86)%                    10.74%                     26.92%

RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)......            $ 4,286                    $ 5,698                    $   408
    Ratio of expenses to average net
         assets(d)............................               2.19%                      2.45%                      2.40%
    Ratio of net expenses to average net
         assets (net of custodial
         credits)(d)..........................               2.17%                      2.40%                      2.40%
    Ratio of total expenses to average net
         assets before waivers, reimbursements
         and custodial credits(d).............               8.76%                      9.27%                      8.49%
    Ratio of net investment income (loss) to
         average net assets(d)................               0.00%                      6.12%(e)                  (0.66)%
    Portfolio turnover rate...................                921%                       519%                       921%


------------------------------


(a) The commencement of investment operations was October 23, 1997 and September 21, 1998 for Strategic Natural Resources Fund Class A Shares and Class B Shares, respectively.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.
(f)  Amount represents less than $0.01 per share.
(g) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.



                                Prospectus - 59

                                                               ORBITEX FOCUS 30 FUND  CLASS D(1)
                                ------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                  ------------------------------------------------------------------------------
                                                     1998             1997             1996           1995 (a)         1994 (a)
                                SIX MONTHS        ----------       ----------       ----------       ----------       ----------
                                   ENDED
                                 APRIL 30,
                                 1999 (b)
                                -----------
                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
   PERIOD.....................  $    19.02        $    17.21       $    14.13       $    11.37       $    9.78        $    10.07
                                -----------       ----------       ----------       ----------       ----------       ----------
INVESTMENT OPERATIONS:
    Net investment income
         (loss)...............       (0.12)             0.32             0.18             0.08              --              0.56
    Net gains (losses) from
         investments (realized
         and unrealized)......        4.62              2.54             3.34             2.76            1.77             (0.16)
                                -----------       ----------       ----------       ----------       ----------       ----------
    Total from investment
         operations...........        4.50              2.86             3.52             2.84            1.77              0.40
                                -----------       ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS:
    From net investment
         income...............       (0.17)            (0.27)           (0.18)           (0.07)          (0.05)            (0.52)
    In excess of net
         investment income....          --                --            (0.11)           (0.01)          (0.13)               --
    From net realized gains...       (1.23)            (0.78)           (0.15)              --              --                --
    Tax return of capital.....          --                --               --               --              --             (0.17)
                                -----------       ----------       ----------       ----------       ----------       ----------
    Total distributions.......       (1.40)            (1.05)           (0.44)           (0.08)          (0.18)            (0.69)
                                -----------       ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF
   PERIOD.....................  $    22.12        $    19.02       $    17.21       $    14.13       $   11.37        $     9.78
                                -----------       ----------       ----------       ----------       ----------       ----------
                                -----------       ----------       ----------       ----------       ----------       ----------
TOTAL RETURN..................       24.93%(2)         17.13%           25.18%           25.01%          18.10%             3.97%
                                -----------       ----------       ----------       ----------       ----------       ----------
                                -----------       ----------       ----------       ----------       ----------       ----------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
         (000)................  $   27,426        $   29,535       $   21,127       $    9,315       $   9,704        $    7,277
    Ratio of expenses to
         average net
         assets*..............        2.85%(2)(c)       0.18%            0.42%            1.86%           3.01%**           0.75%
    Ratio of net investment
         income (loss) to
         average net
         assets*..............       (1.14%)(3)         1.60%            1.15%            0.53%           0.04%             2.17%
    Portfolio turnover
         rate***..............       30.20%(2)        196.35%          264.69%          391.00%         340.00%          1193.00%
--------------------------------------------------------------------------------------------------------------------------------
  * Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as follows:
     Ratio of expenses to
     average net assets.......        4.09%(3)          0.91%            1.05%            2.59%           5.77%             2.94%
    Ratio of net investment
    income (loss) to average
    net assets................       (2.38%)(3)         0.87%            0.88%           (0.20%)         (2.72%)           (0.02%)

   As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995 and 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

 ** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

*** The Fund continues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

(1) This information reflects the operation of the ASM Index 30 Fund, Inc., which was reorganized into Class D Shares of the
    Orbitex Focus 30 Fund on or about July 12, 1999.

(2) Not Annualized

(3) Annualized

(a) Audited by predecessor auditor.

(b) Prior to March 1, 1999, Vector Index Advisors, Inc. served the ASM Index 30 Fund, Inc. as investment advisor.

(c) Ratio includes amounts related to the general operating expnese and general reserve expense recognized as a result of the termination of the investment advisory agreement with the former Advisor (see Note 2 of the Notes to Financial Statements).
    If such expenses had not been incurred, the ratio of expense to average net assets would be 0.57% (annualized).


                                Prospectus - 60

WHERE TO GO FOR MORE INFORMATION:

You will find more information about the Orbitex Group of Funds in the following documents:

    - ANNUAL AND SEMI-ANNUAL REPORTS: Our annual and semi-annual reports list the holdings in each Fund, describe each Fund's performance, include financial statements for the Funds, and discuss the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

    - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The Statement of Additional Information contains additional and more detailed information about each Fund.

The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS:

1.  Call or write for one, and a copy will be sent without charge.


      ORBITEX GROUP OF FUNDS
      C/O AMERICAN DATA SERVICES, INC.
      P.O. BOX 5786
      HAUPPAUGE, NEW YORK 11788-0786
      1-888-ORBITEX (OR 1-888-672-4839)
      WWW.ORBITEXUSA.COM


2. Call or write the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. Information about the Public Reference Room may be obtained by calling the number below.


      PUBLIC REFERENCE ROOM OF THE SEC
      WASHINGTON, D.C. 20549-6009
      1-800-SEC-0330


3.  Go to the SEC's website (www.sec.gov) and download a free text-only version.

IF YOU ARE A CURRENT FUND SHAREHOLDER WOULD LIKE INFORMATION ABOUT YOUR ACCOUNT, ACCOUNT TRANSACTIONS, OR ACCOUNT STATEMENTS, PLEASE CALL US AT 1-888-ORBITEX (OR 1-888-672-4839)

IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INSTITUTION, YOU MAY CONTACT THAT INSTITUTION FOR MORE INFORMATION.

     The Orbitex Group of Funds' Investment Company Act File Number is 811-8037.

                                Prospectus - 61

--------------------------------------------------------------------------------
 TABLE OF CONTENTS


THE FUND AT A GLANCE.....................................................................................           3

FUND DETAILS.............................................................................................           5

MORE INFORMATION ABOUT RISKS.............................................................................           6

YOUR ACCOUNT.............................................................................................           7

        Types of Accounts................................................................................           7

        Purchasing Shares................................................................................           7

        Shareholder Services Plan........................................................................           7

        Selling Shares...................................................................................          10

        How to Reach the Fund............................................................................          12

PRICING OF FUND SHARES...................................................................................          13

DISTRIBUTIONS............................................................................................          13

FEDERAL TAX CONSIDERATIONS...............................................................................          13

        Taxes on Distributions...........................................................................          13

        Tax Withholding..................................................................................          13

MANAGEMENT...............................................................................................          14

        Investment Adviser...............................................................................          14

        Investment Sub-Adviser...........................................................................          14

        Other Service Providers..........................................................................          14


PLEASE READ THIS PROSPECTUS. This prospectus explains the objective, risks, and policies of the Orbitex Cash Reserves Fund Institutional Shares. Reading the prospectus will help you decide whether the Fund is the right investment for you. The Prospectus also includes information that you will need to open your account and to buy or sell (redeem) shares of the Fund. Please keep it for future reference.


IMPORTANT NOTE. The Orbitex Cash Reserves Fund features two separate classes of shares: Institutional Service Shares and Institutional Shares. Institutional Service Shares are offered through this prospectus, and are available through certain financial institutions. Institutional Shares of the Orbitex Cash Reserves Fund require a minimum initial investment of $5 million, and are offered through a separate prospectus. Unlike the Institutional Service Shares offered here, Institutional Shares are not subject to a shareholder services fee; as a result, the performance of these two classes will differ.



UNLESS OTHERWISE INDICATED, ALL REFERENCES IN THIS PROSPECTUS TO THE FEES, EXPENSES, OR INVESTMENT PERFORMANCE OF THE ORBITEX CASH RESERVES FUND RELATE SPECIFICALLY TO THE INSTITUTIONAL SERVICE SHARES OF THE FUND.



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
 THE FUND AT A GLANCE - ORBITEX CASH RESERVES FUND


This risk/return summary briefly describes the Orbitex Cash Reserves Fund's goals, principal investments, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details."


 [LOGO]
            INVESTMENT OBJECTIVE
            The objective of the Orbitex Cash Reserves Fund is to provide current income while maintaining liquidity and a stable share price of $1.00.

              PRINCIPAL INVESTMENTS

 [LOGO]
              The Fund invests primarily in high-quality, short-term money market instruments, including commercial paper, notes and bonds issued by U.S.
corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligation issued by U.S. and foreign banks, such as banker's acceptances and certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If a security is unrated, the Adviser or Sub-adviser must determine that it is a quality equivalent to those in the two highest credit-quality categories.

The Fund will maintain an average portfolio maturity of 90 days or less.

 [LOGO]
         PRINCIPAL RISKS
         Although money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK: The yield paid by the Fund will vary with changes in short-term interest rates. Falling short-term interest rates will cause the Fund's income to decline.

- CREDIT RISK: Because the Fund only invests in high quality obligations, credit risk is very low. Nevertheless, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS. Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE. There is no guarantee that the Fund will be able to preserve the value of your investment at $1.00 per shares.

- INFLATION RISK: There is a possibility that rising prices of goods and services may have the effect of offsetting the Fund's total return.

- SELECTION OF INVESTMENTS. The Adviser and Sub-adviser evaluate the risk and reward presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations may be inaccurate.


AN INVESTMENT IN THE ORBITEX CASH RESERVES FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


                                 Prospectus - 3

--------------------------------------------------------------------------------
 THE FUND AT A GLANCE - ORBITEX CASH RESERVES FUND


We designed the ORBITEX CASH RESERVES FUND for investors who:


    -  are making short-term investments


    -  are investing emergency reserve money


    -  want to avoid high volatility or possible losses on their investment


    -  are seeking regular income consistent with these goals



The ORBITEX CASH RESERVES FUND is NOT appropriate for investors who seek one or more of the following:



    -  high long-term growth


    -  a stock fund to serve as a core holding in an investor's portfolio


    -  a stock fund to complement a portfolio of more conservative investments


    -  a stock fund that uses a blend of value and growth investment styles


    -  are seeking tax-exempt income



IF YOU ARE SEEKING INVESTMENTS WITH THESE CHARACTERISTICS, YOU MAY WISH TO CONSIDER OTHER FUNDS IN THE ORBITEX GROUP OF FUNDS. TO OBTAIN A FREE PROSPECTUS, PLEASE CALL US AT 1-888-ORBITEX (OR 1-888-672-4839).



No performance information is provided since the Fund had not commenced operation as of the date of this Prospectus.


INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Service Shares of the Orbitex Cash Reserves Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS)
   Management Fees                                                        0.15%
   Distribution and/or Service Fee (12b-1) Fees                           0.00%
   Other Expenses                                                         0.40%*
                                                                          -----
   Total Annual Operating Expenses                                        0.55%**
                                                                          -----
                                                                          -----


--------------------------------------------------------------------------------


* Includes a shareholder service fee of 0.25% of the Fund's average daily net assets. The Fund may pay financial institutions and investment professionals for providing investment and account services a fee up to 0.25% of the total assets attributable to Institutional Service Shares held by their customers.



** The information contained in the above table and the example below is based upon the fee stated in the Fund's contract with the Adviser and the estimated amount of Other Expenses for the current fiscal year of the Institutional class of the Fund without taking into account any applicable fee waivers and/or reimbursements. The Adviser has agreed voluntarily to waive and/or reimburse fees and expenses to the extent necessary so that Institutional Service Shares' total operating expenses do not exceed 0.50%, of the Fund's average daily net assets, subject to possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Adviser fees actually charged may in the future be higher than reflected above, if consistent with the limits on total operations expenses. The Adviser may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


EXAMPLE

    This example is intended to help you compare the cost of investing in the Orbitex Cash Reserves Fund with the cost of investing in other money market funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, the reinvestment of all dividends and distributions and that the Fund's operating expenses remain the same as shown in the table above. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


 1               $56
 3               $176


                                 Prospectus - 4

--------------------------------------------------------------------------------
 FUND DETAILS - ORBITEX CASH RESERVES FUND


INVESTMENT DETAILS OF THE ORBITEX CASH RESERVES FUND


 [LOGO]
            INVESTMENT OBJECTIVE


            The objective of the Orbitex Cash Reserves Fund is to provide current income while maintaining liquidity and a stable share price of $1.00.


              PRINCIPAL INVESTMENT STRATEGIES

 [LOGO]
              The Fund invests in high quality, short-term money market instruments. Money market instruments are short-term investments, usually with a maturity of 13 months or less. Some common money market instruments are:

- Treasury bills and notes, which are securities issued by the U.S. government or its agencies and instrumentalities.

- Commercial paper, which is a promissory note issued by a large company or financial firm

-  Banker's acceptances, which are credit instruments guaranteed by a bank;

- Negotiable certificates of deposit, which are issued by banks in large denominations.

Although the Fund may invest in banker's acceptances and certificates of deposit issued by U.S. or foreign banks, it restricts its currency exposure to U.S. dollars.

To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If a security is unrated, it must be determined by the Adviser or Sub-adviser to be of quality equivalent to those in the two highest credit-quality categories.

The Fund may also invest in repurchase agreements backed by U.S. Government obligations. Repurchase agreements are transactions in which the Fund buys securities from a seller (usually a bank or broker-dealer) that agrees to buy them back from the Fund on a certain date and at a certain price.


When the Adviser or Sub-adviser anticipates that short-term interest rates will decrease, the average maturity of the Fund's portfolio may be increased to lock-in prevailing rates before the anticipated decrease in rates. Conversely, when the Adviser or Sub-adviser anticipates that short-term interest rates will increase, the average maturity of the portfolio may be reduced. In any event, the Fund will maintain a dollar-weighed average maturity of 90 days or less and will not invest in securities with remaining maturity of more than 397 days.


INVESTMENT ADVISER


Orbitex Management, Inc., is the Funds' investment adviser ("Adviser"). The Adviser's address is 410 Park Avenue, New York, NY 10022. The Adviser is an affiliate of Orbitex Management Ltd., an investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.



INVESTMENT SUB-ADVISER



Harris Investment Management, Inc. (Harris Management) is the investment sub-adviser. The sub-adviser's address is 190 S. LaSalle St., Chicago, Illinois 60690. Harris Management was organized and exists under the laws of the State of Delaware and registered pursuant to the Investment Advisers Act of 1940. Harris Management is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp is a wholly-owned subsidiary of Bankmont Financial Corp, which in turn is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. Harris Management serves as portfolio management agent for the Harris Insight-Registered Trademark- Funds. As of March 31, 1999, Harris Investment Management, Inc. managed approximately $13.4 billion of discretionary assets.



PORTFOLIO MANAGER



Randall T. Royther, is the portfolio manager for the Orbitex Cash Reserves Fund. Mr. Royther joined Harris Trust in 1990 and is a partner at Harris Investment Management. He has ten years of investment management experience and was appointed portfolio manager of the Government Money Market Fund in 1995 and of the Money Market Fund in 1995.


                                 Prospectus - 5

--------------------------------------------------------------------------------
 MORE INFORMATION ABOUT RISKS

 [LOGO]
The main risks associated with an investment in the Orbitex Cash Reserves Fund have been described above. The following supplements that discussion.

INTEREST RATE CHANGES: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

YEAR 2000: The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Sub-Adviser, the Administrator, the Custodian, Distributor and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

The Adviser and Sub-Adviser have made compliance with the Year 2000 issue a high priority and are taking steps to address the issue with respect to its computer systems. The Funds' major service providers have informed the Adviser that they are taking comparable steps. The Adviser does not currently believe that the Year 2000 issue will have a material impact on its ability to continue to fulfill its duties as investment adviser. In addition, the issuers of securities the Fund own could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the Fund's performance. An issuer's Year 2000 readiness is only one of many factors the Adviser or Sub-Adviser may consider when making investment decisions, and other factors may receive greater weight.

                                 Prospectus - 6

--------------------------------------------------------------------------------
 YOUR ACCOUNT

        This section describes the services that are available to shareholders.

[LOGO]

        TYPES OF ACCOUNTS

If you are making an initial investment in the Funds, you will need to open an account. You may establish the following types of accounts:

- INDIVIDUAL OR JOINT OWNERSHIP. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

- TRUST. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

- CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

PURCHASING SHARES

Once you have chosen the type of account you are ready to establish an account.


Institutional Service Shares of the Orbitex Cash Reserves Fund are available to investors making a minimum initial investment of $25,000. The minimum for subsequent investments is $1,000. The Trust or Adviser may waive or lower these minimums in certain cases.


You may purchase Shares through a financial institution, investment professional or directly from the Fund.

SHAREHOLDER SERVICES PLAN


The Trustees of the Orbitex Group of Funds has adopted a shareholders services plan for Institutional Service Shares of the Orbitex Cash Reserves Fund. This plan allows the Distributor to enter into shareholder services agreements on the Fund's behalf with certain institutional investors ("Shareholder Service Organizations"). Under these shareholder service agreements, the Fund may pay fees to financial institutions and investment professionals for providing investment and account services to their customers that hold Institutional Service Shares of the Orbitex Cash Reserves Fund.


Because Institutional Service Shares pay these service fees on an ongoing basis, your investment cost may be higher over time than Institutional Shares of the Fund that are not subject to these shareholder service fees.

THROUGH A FINANCIAL INSTITUTION OR INVESTMENT PROFESSIONAL

You should contact your financial institution or investment professional to establish an account.

After your account is established, submit your purchase order to your financial institution or investment professional ("financial consultant") before 3:00 p.m. Eastern time. If the financial consultant forwards the order to the Fund and the Fund receives payment by 3:00 p.m. Eastern time, you will become the owner of Shares and begin receiving dividends that day. If the Fund receives the order and payment after 3:00 p.m. Eastern time, you will become the owner of the Shares and begin earning dividends on the next day the Fund is open for business.

Financial consultants should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

You can establish your account with the Fund by submitting a completed account application and sending your payment by Federal Reserve wire or check.

YOU MUST COMPLETE AND SIGN AN APPLICATION FOR EACH ACCOUNT YOU OPEN WITH THE
FUND.


The price for Fund shares is the Fund's net asset value per share (NAV). We determine the NAV at 3:00 p.m. Eastern time every day that the Federal Reserve Bank of New York is open. We will price your order at the next NAV calculated after the Fund accepts your order. For more information on how we price shares, see "Pricing of Fund Shares" on page 13.


Before your payment can be invested in the Orbitex Cash Reserves Fund, it must be converted to "federal funds," which are Federal Reserve deposits that banks and other financial institutions draw upon to meet short-term cash

                                 Prospectus - 7
needs, and which the Orbitex Cash Reserves Fund uses to pay for the securities it buys.



If you or your financial consultant notifies us by 2:00 p.m. Eastern time that you intend to purchase shares that day, and if we receive your purchase order with the necessary information and your payment by federal funds wire by 3:00 p.m. Eastern time that same day, you will begin earning dividends on your investment that day.


If you pay for your shares by check, it will typically take us one business day to convert your payment to federal funds. Because of this conversion period, if we receive your check before 3:00 p.m. Eastern time, your account will be credited with the purchase, and normally you will begin earning dividends on the next business day.

The Fund, the Adviser and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

                                 Prospectus - 8

 METHOD OF        PURCHASE PROCEDURES
 PURCHASE
   THROUGH A      Contact your financial consultant.
   FINANCIAL
  PROFESSIONAL
     [LOGO]
    THROUGH       Funds Distributor, Inc. authorizes certain securities dealers, banks or other financial
 SELLING GROUP    service firms (collectively, "Selling Group Members") to sell you shares. To receive that
    MEMBERS       day's share price:
                  -  you must place your order with the Selling Group Member before 2:00 p.m. Eastern time; and
     [LOGO]       -  the Selling Group Member must transmit the order to the Funds before 3:00 p.m.
 BY MAIL OR FAX   Send your completed application with your check, payable to "Orbitex Group of Funds - Orbitex
                  Cash Reserves Fund" to:
     [LOGO]       Orbitex Group of Funds
                  c/o American Data Services, Inc.
                  P.O. Box 5786
                  Hauppauge, New York 11788-0786
                  You may also fax your application. Our fax number is 1-516-951-0577. Please note that we cannot open your account until we receive your payment by check or federal funds wire.
    BY WIRE       -  INITIAL PURCHASE: Call the Fund at 1-888-ORBITEX for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire Funds
     [LOGO]          to: State Street Bank and Trust Company, ABA No. 011000028, Attn.: Custody, Credit:
                     Orbitex Cash Reserves Fund, DDA No. 51815926, FBO: [Shareholder Name], Orbitex Cash
                     Reserves Fund, [Shareholder Account Number]. You must also complete and mail or fax an application to the address shown above under "By Mail."
                  -  SUBSEQUENT PURCHASE: Wire Funds to the designated account at State Street Bank and Trust
                     Company.
                  You may wire funds between 8:30 a.m. and 3:00 p.m. Eastern time. To make a same-day wire investment, please notify Orbitex by 2:00 p.m. Eastern time of your intention to wire Funds, and make sure your wire arrives by 3:00 p.m. Eastern time. Please note that your bank may charge a fee for the wire.
  BY TELEPHONE    If you have not declined or canceled your telephone investment privilege, you may make subsequent purchases in your account by telephoning 1-888-ORBITEX between 8:30 a.m. and 3:00
     [LOGO]       p.m. Eastern time on any day the Fund is open. We will electronically transfer money from the bank account you designate on your Application to your account with the Trust.


                                 Prospectus - 9

 IMPORTANT NOTES  Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
                  You can redeem shares that you purchased by check. However, while we will process your redemption request at the next-determined net asset value after we receive it, your redemption proceeds will be not available until your check clears. This could take up to ten calendar days.

SELLING SHARES

You have the right to sell all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption to you within seven days after we receive your redemption request.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions.
Please call 1-888-ORBITEX for further information. WE WILL NOT PROCESS YOUR REDEMPTION REQUEST IF IT IS NOT IN PROPER FORM (SEE CHART BELOW). WE WILL NOTIFY YOU IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.

If, as a result of your redemption, your account value drops below $10,000, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least $25,000 before we will process the redemption.



 METHOD OF       REDEMPTION PROCEDURES
 REDEMPTION

   THROUGH A     Contact your financial consultant.
   FINANCIAL
 PROFESSIONAL
     [LOGO]

 BY TELEPHONE    You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund at 1-888-ORBITEX between 8:30 a.m. and 3:00 p.m. Eastern time on any day
    [LOGO]       the Fund is open. You will not be eligible to use the telephone redemption service if you:
                 -  Have declined or canceled your telephone investment privilege;
                 -  wish to redeem less than $5,000; or,
                 -  must provide supporting legal documents.


                                Prospectus - 10

    BY MAIL      You may mail a written request to Orbitex Group of Funds. Our mailing address is c/o American
                 Data Services, Inc. P.O. Box 5786 Hauppauge, New York 11788-0786. You must include the
    [LOGO]       following information in your written request:
                 -  a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;
                 -  other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships; and
                 -  a signature guarantee when you request us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account.
 BY FAX          You may fax a written request to Orbitex Group of Funds. Our fax number is 1-516-951-0577. You must include the following information in your written request:
                 -  a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;
                 NOTE: WE CANNOT ACCEPT A WRITTEN REDEMPTION REQUEST IF SUPPORTING LEGAL DOCUMENTS OR A
                 SIGNATURE GUARANTEE IS NECESSARY FOR THE REQUEST TO BE IN "GOOD ORDER."
 REQUEST IN      For our mutual protection, your redemption request must include:
 "GOOD ORDER"    -  your account number
                 -  the amount of the transaction
                 -  for mail request, signatures of all owners EXACTLY as registered on the account
                 -  signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers
                 -  any supporting legal documentation that may be required
                 YOUR REDEMPTION REQUEST WILL BE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER WE HAVE
                 RECEIVED ALL REQUIRED INFORMATION.
 IMPORTANT NOTE  Once we have processed your redemption request, and a confirmation number has been given, the transaction CANNOT be revoked.


                                Prospectus - 11

TELEPHONE REDEMPTIONS.

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

Orbitex reserves the right to refuse a telephone redemption if the caller cannot provide:

-  the account number

-  the name and address exactly as registered on the account

- the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

Orbitex will not be responsible for any account losses due to telephone fraud so long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds by check or by wire.
CHECK REDEMPTIONS. Normally we will mail your check within two business days of a redemption.
WIRE REDEMPTIONS. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.
If we receive your request for a wire redemption by noon Eastern time, the wire will arrive at your bank by the close of business that same day. Requests that we receive later than noon Eastern time will arrive at your bank by the close of business the following business day.

We require a minimum redemption of $5,000 in order to send your redemption proceeds by wire.


TRANSFERRING REGISTRATION


You can transfer the registration of your shares in the Cash Reserves Fund to another owner by completing a transfer form and sending it to American Data Services, Inc., P.O. Box 5786, Hauppauge, New York 11788-0786.


                             HOW TO REACH THE FUND


 We are available to answer your questions about the Fund or your account by telephone or by mail Monday through Friday 8:30 a.m. to 5:30 p.m. Eastern time. Please note, however, that purchase or redemption requests must be received by 3:00 p.m. Eastern time on a day the Fund is open for business. Purchase or redemption requests received after 3:00 p.m. Eastern time will be executed on the next day that the Fund is open for business.
           BY TELEPHONE              1-888-ORBITEX (or 1-888-672-4839)
                                     Call for account or Fund information
              [LOGO]
          BY REGULAR MAIL            Orbitex Group of Funds
                                     c/o American Data Services, Inc.
              [LOGO]                 P.O. Box 5786
                                     Hauppauge, New York 11788-0786
 BY EXPRESS OR REGISTERED MAIL       Orbitex Group of Funds
                                     c/o American Data Services, Inc.
                                     150 Motor Parkway
                                     Hauppauge, New York 11788-0786


                                Prospectus - 12

--------------------------------------------------------------------------------
 PRICING OF FUND SHARES

The Fund's net asset value per share or NAV is calculated each day the Federal Reserve Bank of New York is open. The NAV is the value of a single share of a Fund. The NAV is calculated at 3:00 p.m. Eastern time. The NAV is determined by subtracting the total of the Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The securities in the Fund's portfolio are valued at their amortized cost which does not take into account unrealized gains or losses on securities. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any premium paid or accreting discount. The amortized cost method minimizes changes in the market value of the Fund's portfolio securities and helps it maintain a stable price of $1.00 per share. There can be no assurance, however, that the Fund will maintain its net asset value at $1.00 per share.


--------------------------------------------------------------------------------
 DISTRIBUTIONS


As a shareholder, you are entitled to your share of a Fund's net income (interest less expenses) and capital gains on its investments. The Orbitex Cash Reserves Fund declares dividends from net investment income daily and pays them the first business day after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually.


You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-888-ORBITEX for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

--------------------------------------------------------------------------------
 FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation.

TAXES ON DISTRIBUTIONS

You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. Taxable dividends paid in January may be taxable as if they had been paid the previous December. The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 for the prior calendar year.

TAX WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the rate of 31% from all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemption. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state.

                                Prospectus - 13

--------------------------------------------------------------------------------
 MANAGEMENT

INVESTMENT ADVISER

Orbitex Management, Inc., is the Fund's investment adviser ("Adviser"). The Adviser's address is 410 Park Avenue, New York, NY 10022. The Adviser is an affiliate of Orbitex Management Ltd., an investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.

Under the terms of an investment advisory agreement, the Adviser is responsible for formulating the Funds' investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund's operations. The advisory agreement also provides that the Adviser may retain sub-advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds.


As compensation for its services, the Fund pays the Adviser a fee at an annualized rate of 0.15% of the Fund's average daily net assets.



INVESTMENT SUB-ADVISER



Harris Investment Management, Inc. (Harris Management) is the investment sub-adviser. The sub-adviser's address is 190 S. LaSalle St., Chicago, Illinois 60690. Harris Management was organized and exists under the laws of the State of Delaware and registered pursuant to the Investment Advisers Act of 1940. Harris Management is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp is a wholly-owned subsidiary of Bankmont Financial Corp, which in turn is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. Harris Management serves as portfolio management agent for the Harris Insight-Registered Trademark- Funds. As of March 31, 1999, Harris Investment Management, Inc. managed approximately $13.4 billion of discretionary assets.


OTHER SERVICE PROVIDERS


The Fund also relies on other companies to provide necessary services for its day-to-day operations. Below is a list of these service providers. American Data Services, Inc. is expected to become an affiliate of Orbitex Management, Inc. in July 1999.


ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT


    American Data Services, Inc.
    The Hauppauge Corporate Center
    150 Motor Parkway
    Hauppauge, New York 11788


DISTRIBUTOR

    Funds Distributor, Inc.
    60 State Street
    Boston, Massachusetts 02109

CUSTODIAN

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

COUNSEL

    Rogers & Wells LLP
    200 Park Avenue
    New York, New York 10166


INDEPENDENT ACCOUNTANTS



    PricewaterhouseCoopers LLP
    160 Federal Street
    Boston, MA 02110


                                Prospectus - 14

WHERE TO GO FOR MORE INFORMATION:

You will find more information about the Orbitex Group of Funds in the following documents:

- ANNUAL AND SEMI-ANNUAL REPORTS: Our annual and semi-annual reports list the Fund's holdings, describe its performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance during their last fiscal year.

- STATEMENT OF ADDITIONAL INFORMATION: The Statement of Additional Information contains additional and more detailed information about the Fund, and is incorporated by reference into this prospectus (it is considered to be a part of this Prospectus).

The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS:

1.  Call or write for one, and a copy will be sent without charge.


      ORBITEX GROUP OF FUNDS
      C/O AMERICAN DATA SERVICES, INC.
      P.O. BOX 5786
      HAUPPAUGE, NEW YORK 11788-0786
      1-888-ORBITEX (OR 1-888-672-4839)
      WWW.ORBITEXUSA.COM


2. Call or write the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. Information about the Public Reference Room may be obtained by calling the number below.

      PUBLIC REFERENCE ROOM OF THE SEC
      WASHINGTON, D.C. 20549-6009
      1-800-SEC-0330

3.  Go to the SEC's website (www.sec.gov) and download a free text-only version.

IF YOU ARE A CURRENT FUND SHAREHOLDER WOULD LIKE INFORMATION ABOUT YOUR ACCOUNT, ACCOUNT TRANSACTIONS, OR ACCOUNT STATEMENTS, PLEASE CALL US AT 1-888-ORBITEX (OR 1-888-672-4839)

IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INSTITUTION, YOU MAY CONTACT

THAT INSTITUTION FOR MORE INFORMATION.

      The Orbitex Group of Funds Investment Company Act File Number is 811-8037.

                                Prospectus - 15

--------------------------------------------------------------------------------
 TABLE OF CONTENTS


THE FUNDS AT A GLANCE....................................................................................           3

FUND DETAILS.............................................................................................           5

MORE INFORMATION ABOUT RISKS.............................................................................           6

YOUR ACCOUNT.............................................................................................           7

        Types of Accounts................................................................................           7

        Purchasing Shares................................................................................           7

        Selling Shares...................................................................................           8

        How to Reach the Fund............................................................................          10

PRICING OF FUND SHARES...................................................................................          11

DISTRIBUTIONS............................................................................................          11

FEDERAL TAX CONSIDERATIONS...............................................................................          11

        Taxes on Distributions...........................................................................          11

        Tax Withholding..................................................................................          11

MANAGEMENT...............................................................................................          12

        Investment Adviser...............................................................................          12

        Investment Sub Adviser...........................................................................          12

        Other Service Providers..........................................................................          12


PLEASE READ THIS PROSPECTUS. This prospectus explains the objective, risks, and policies of the Orbitex Cash Reserves Fund Institutional Shares. Reading the prospectus will help you decide whether the Fund is the right investment for you. The Prospectus also includes information that you will need to open your account and to buy or sell (redeem) shares of the Fund. Please keep it for future reference.

IMPORTANT NOTE. The Orbitex Cash Reserves Fund features two separate classes of shares: Institutional Shares and Institutional Service Shares. Institutional Shares of the Cash Reserves Fund require a minimum initial investment of $5 million, and are offered through this prospectus. Institutional Service Shares are available through certain financial institutions, and are offered through a separate prospectus. Institutional Shares and Institutional Service Shares do not have the same expenses; as a result, the performance of these two classes will differ.


UNLESS OTHERWISE INDICATED, ALL REFERENCES IN THIS PROSPECTUS TO THE FEES, EXPENSES, OR INVESTMENT PERFORMANCE OF THE ORBITEX CASH RESERVES FUND RELATE SPECIFICALLY TO THE INSTITUTIONAL SHARES OF THE FUND.



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
 THE FUND AT A GLANCE - ORBITEX CASH RESERVES FUND


This risk/return summary briefly describes the Orbitex Cash Reserves Fund's goals, principal investments, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details."


 [LOGO]
            INVESTMENT OBJECTIVE

               - The objective of the Orbitex Cash Reserves Fund is to provide current income while maintaining liquidity and a stable share price of $1.00.

              PRINCIPAL INVESTMENTS

 [LOGO]
              The Fund invests primarily in high-quality, short-term money market instruments, including commercial paper, notes and bonds issued by U.S.
corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligation issued by U.S. and foreign banks, such as banker's acceptances and certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If a security is unrated, the Adviser or Sub-adviser must determine that it is a quality equivalent to those in the two highest credit-quality categories.

The Fund will maintain an average portfolio maturity of 90 days or less.

 [LOGO]
         PRINCIPAL RISKS

         Although money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK: The yield paid by the Fund will vary with changes in short-term interest rates. Falling short-term interest rates will cause the Fund's income to decline.

- CREDIT RISK: Because the Fund only invests in high quality obligations, credit risk is very low. Nevertheless, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS. Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE. There is no guarantee that the Fund will be able to preserve the value of your investment at $1.00 per shares.

- INFLATION RISK: There is a possibility that rising prices of goods and services may have the effect of offsetting the Fund's total return.

- SELECTION OF INVESTMENTS. The Adviser and Sub-adviser evaluate the risk and reward presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations may be inaccurate.


AN INVESTMENT IN THE ORBITEX CASH RESERVES FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


                                 Prospectus - 3

--------------------------------------------------------------------------------
 THE FUND AT A GLANCE - ORBITEX CASH RESERVES FUND


We designed the ORBITEX CASH RESERVES FUND for investors who:



    -  are making short-term investments


    -  are investing emergency reserve money


    -  want to avoid high volatility or possible losses on their investment


    -  are seeking regular income consistent with these goals



The ORBITEX CASH RESERVES FUND is NOT appropriate for investors who seek one or more of the following:


    -  high long-term growth


    -  a stock fund to serve as a core holding in an investor's portfolio


    -  a stock fund to complement a portfolio of more conservative investments


    -  a stock fund that uses a blend of value and growth investment styles


    -  are seeking tax-exempt income



IF YOU ARE SEEKING INVESTMENTS WITH THESE CHARACTERISTICS, YOU MAY WISH TO CONSIDER OTHER FUNDS IN THE ORBITEX GROUP OF FUNDS. TO OBTAIN A FREE PROSPECTUS, PLEASE CALL US AT 1-888-ORBITEX (OR 1-888-672-4839).



No performance information is provided since the Fund had not commenced operations as of the date of this Prospectus.


INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Orbitex Cash Reserves Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                        0.15%
   Distribution and/or Service Fee (12b-1) Fees                           0.00%
   Other Expenses                                                         0.15%
                                                                          -----
   Total Annual Operating Expenses                                        0.30%*
                                                                          -----
                                                                          -----


--------------------------------------------------------------------------------


   * The information contained in the above table and the example below is based upon the fee stated in the Fund's contract with the Adviser and the estimated amount of Other Expenses for the current fiscal year of the Institutional class of the Fund without taking into account any applicable fee waivers and/or reimbursements. The Adviser has agreed voluntarily to waive and/or reimburse fees and expenses to the extent necessary so that Institutional Shares' total operating expenses do not exceed 0.25%, of the Fund's average daily net assets, subject to possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Adviser fees actually charged may in the future be higher than reflected above, if consistent with the limits on total operations expenses. The Adviser may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


EXAMPLE

       This example is intended to help you compare the cost of investing in the Orbitex Cash Reserves Fund with the cost of investing in other money market funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, the reinvestment of all dividends and distributions and that the Fund's operating expenses remain the same as shown in the table above. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


 1               $31
 3               $97


                                 Prospectus - 4

--------------------------------------------------------------------------------
 FUND DETAILS - ORBITEX CASH RESERVES FUND


INVESTMENT DETAILS OF THE ORBITEX CASH RESERVES FUND


 [LOGO]
            INVESTMENT OBJECTIVE


            The objective of the Orbitex Cash Reserves Fund is to provide current income while maintaining liquidity and a stable share price of $1.00.


              PRINCIPAL INVESTMENT STRATEGIES

 [LOGO]

              The Fund invests in high quality, short-term money market instruments. Money market instruments are short-term investments, usually with a maturity of 13 months or less. Some common money market instruments are:

- Treasury bills and notes, which are securities issued by the U.S. government or its agencies and instrumentalities.

- Commercial paper, which is a promissory note issued by a large company or financial firm

-  Banker's acceptances, which are credit instruments guaranteed by a bank;

- Negotiable certificates of deposit, which are issued by banks in large denominations.

Although the Fund may invest in banker's acceptances and certificates of deposit issued by U.S. or foreign banks, it restricts its currency exposure to U.S. dollars.

To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If a security is unrated, it must be determined by the Adviser or Sub-adviser to be of quality equivalent to those in the two highest credit-quality categories.

The Fund may also invest in repurchase agreements backed by U.S. Government obligations. Repurchase agreements are transactions in which the Fund buys securities from a seller (usually a bank or broker-dealer) that agrees to buy them back from the Fund on a certain date and at a certain price.


When the Adviser or Sub-adviser anticipates that short-term interest rates will decrease, the average maturity of the Fund's portfolio may be increased to lock-in prevailing rates before the anticipated decrease in rates. Conversely, when the Adviser or Sub-adviser anticipates that short-term interest rates will increase, the average maturity of the portfolio may be reduced. In any event, the Fund will maintain a dollar-weighed average maturity of 90 days or less and will not invest in securities with remaining maturity of more than 397 days.


INVESTMENT ADVISER


Orbitex Management, Inc., is the Funds' investment adviser ("Adviser"). The Adviser's address is 410 Park Avenue, New York, NY 10022. The Adviser is an affiliate of Orbitex Management Ltd., an investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.



INVESTMENT SUB-ADVISER



Harris Investment Management, Inc. (Harris Management) is the investment sub-adviser. The sub-adviser's address is 190 S. LaSalle St., Chicago, Illinois 60690. Harris Management was organized and exists under the laws of the State of Delaware and registered pursuant to the Investment Advisers Act of 1940. Harris Management is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp is a wholly-owned subsidiary of Bankmont Financial Corp, which in turn is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. Harris Management serves as portfolio management agent for the Harris Insight-Registered Trademark- Funds. As of March 31, 1999, Harris Investment Management, Inc. managed approximately $13.4 billion of discretionary assets.



PORTFOLIO MANAGER



Randall T. Royther, is the portfolio manager for the Orbitex Cash Reserves Fund. Mr. Royther joined Harris Trust in 1990 and is a partner at Harris Investment Management. He has ten years of investment management experience and was appointed portfolio manager of the Government Money Market Fund in 1995 and of the Money Market Fund in 1995.


                                 Prospectus - 5

--------------------------------------------------------------------------------
 MORE INFORMATION ABOUT RISKS

 [LOGO]
The main risks associated with an investment in the Orbitex Cash Reserves Fund have been described above. The following supplements that discussion.

INTEREST RATE CHANGES: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

YEAR 2000: The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Sub-Adviser, the Administrator, the Custodian, Distributor and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

The Adviser and Sub-Adviser have made compliance with the Year 2000 issue a high priority and are taking steps to address the issue with respect to its computer systems. The Funds' major service providers have informed the Adviser that they are taking comparable steps. The Adviser does not currently believe that the Year 2000 issue will have a material impact on its ability to continue to fulfill its duties as investment adviser. In addition, the issuers of securities the Fund own could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the Fund's performance. An issuer's Year 2000 readiness is only one of many factors the Adviser or Sub-Adviser may consider when making investment decisions, and other factors may receive greater weight.

                                 Prospectus - 6

--------------------------------------------------------------------------------
 YOUR ACCOUNT

        This section describes the services that are available to shareholders.

[LOGO]

        TYPES OF ACCOUNTS

If you are making an initial investment in the Funds, you will need to open an account. You may establish the following types of accounts:

- INDIVIDUAL OR JOINT OWNERSHIP. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

- TRUST. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

- CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

PURCHASING SHARES


Once you have chosen the type of account you are ready to establish an account. Institutional shares of the Orbitex Cash Reserves Fund are available to investors making a minimum initial investment of $5,000,000. The minimum for subsequent investments is $1,000,000. The Trust or Adviser may waive or lower these minimums in certain cases. YOU MUST COMPLETE AND SIGN AN APPLICATION FOR EACH ACCOUNT YOU OPEN WITH THE FUND.



The price for Fund shares is the Fund's net asset value per share (NAV). We determine the NAV at 3:00 p.m. Eastern time every day that the Federal Reserve Bank of New York is open. We will price your order at the next NAV calculated after the Fund accepts your order. For more information on how we price shares, see "Pricing of Fund Shares" on page 11.



Before your payment can be invested in the Orbitex Cash Reserves Fund, it must be converted to "federal funds," which are Federal Reserve deposits that banks and other financial institutions draw upon to meet short-term cash needs, and which the Orbitex Cash Reserves Fund uses to pay for the securities it buys.


If you notify us by 2:00 p.m. Eastern time that you intend to purchase shares that day, and if we receive your purchase order in good form and your payment by federal funds wire by 3:00 p.m. Eastern time that same day, you will begin earning dividends on your investment that day.

If you pay for your shares by check, it will typically take us one business day to convert your payment to federal funds. Because of this conversion period, if we receive your check before 3:00 p.m. Eastern time, your account will be credited with the purchase, and normally you will begin earning dividends on the next business day.

The Fund, the Adviser and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

                                 Prospectus - 7

 METHOD OF        PURCHASE PROCEDURES
 PURCHASE
 BY MAIL OR FAX   Send your completed application with your check, payable to "Orbitex Group of Funds - Orbitex
                  Cash Reserves Fund" to:
     [LOGO]       Orbitex Group of Funds
                  c/o American Data Services, Inc.
                  P.O. Box 5786
                  Hauppauge, New York 11788-0786
                  You may also fax your application. Our fax number is 1-516-951-0577. Please note that we cannot open your account until we receive your payment by check or federal funds wire.
    BY WIRE       -  INITIAL PURCHASE: Call the Fund at 1-888-ORBITEX for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire Funds
     [LOGO]          to: State Street Bank and Trust Company, ABA No. 011000028, Attn.: Custody, Credit:
                     Orbitex Cash Reserves Fund, DDA No. 51815926, FBO: [Shareholder Name], Orbitex Cash
                     Reserves Fund, [Shareholder Account Number]. You must also complete and mail or fax an application to the address shown above under "By Mail."
                  -  SUBSEQUENT PURCHASE: Wire Funds to the designated account at State Street Bank and Trust
                     Company.
                  You may wire funds between 8:30 a.m. and 3:00 p.m. Eastern time. To make a same-day wire investment, please notify Orbitex by 2:00 p.m. Eastern time of your intention to wire Funds, and make sure your wire arrives by 3:00 p.m. Eastern time. Please note that your bank may charge a fee for the wire.
  BY TELEPHONE    If you have not declined or canceled your telephone investment privilege, you may make subsequent purchases in your account by telephoning 1-888-ORBITEX between 8:30 a.m. and 3:00
     [LOGO]       p.m. Eastern time on any day the Fund is open. We will electronically transfer money from the bank account you designate on your Application to your account with the Trust.
 IMPORTANT NOTES  Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
                  You can redeem shares that you purchased by check. However, while we will process your redemption request at the next -determined net asset value after we receive it, your redemption proceeds will be not available until your check clears. This could take up to ten calendar days.


SELLING SHARES

You have the right to sell all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption to you within seven days after we receive your redemption request.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions.

Please call 1-888-ORBITEX for further information. WE WILL NOT PROCESS YOUR REDEMPTION REQUEST IF IT IS NOT IN PROPER FORM (SEE CHART BELOW). WE WILL NOTIFY YOU IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.

If, as a result of your redemption, your account value drops below $5 million, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least $5 million before we will process the redemption.

                                 Prospectus - 8

 METHOD OF       REDEMPTION PROCEDURES
 REDEMPTION
 BY TELEPHONE    You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund at 1-888-ORBITEX between 8:30 a.m. and 3:00 p.m. Eastern time on any day
    [LOGO]       the Fund is open. You will not be eligible to use the telephone redemption service if you:
                 -  Have declined or canceled your telephone investment privilege;
                 -  wish to redeem less than $25,000; or,
                 -  must provide supporting legal documents.
    BY MAIL      You may mail a written request to Orbitex Group of Funds. Our mailing address is c/o American
                 Data Services, Inc. P.O. Box 5786 Hauppauge, New York 11788-0786. You must include the
    [LOGO]       following information in your written request:
                 -  a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;
                 -  other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships; and
                 -  a signature guarantee when you request us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account.
 BY FAX          You may fax a written request to Orbitex Group of Funds. Our fax number is 1-516-951-0577. You must include the following information in your written request:
                 -  a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;
                 NOTE: WE CANNOT ACCEPT A WRITTEN REDEMPTION REQUEST IF SUPPORTING LEGAL DOCUMENTS OR A
                 SIGNATURE GUARANTEE IS NECESSARY FOR THE REQUEST TO BE IN "GOOD ORDER."
 REQUEST IN      For our mutual protection, your redemption request must include:
 "GOOD ORDER"    -  your account number
                 -  the amount of the transaction
                 -  for mail request, signatures of all owners EXACTLY as registered on the account
                 -  signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers
                 -  any supporting legal documentation that may be required
                 YOUR REDEMPTION REQUEST WILL BE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER WE HAVE
                 RECEIVED ALL REQUIRED INFORMATION.
 IMPORTANT NOTE  Once we have processed your redemption request, and a confirmation number has been given, the transaction CANNOT be revoked.


                                 Prospectus - 9

TELEPHONE REDEMPTIONS.

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

Orbitex reserves the right to refuse a telephone redemption if the caller cannot provide:

-  the account number

-  the name and address exactly as registered on the account

- the primary social security or employer identification number as registered on the account


We may also require a password from the caller.


Orbitex will not be responsible for any account losses due to telephone fraud so long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds by check or by wire.
CHECK REDEMPTIONS. Normally we will mail your check within two business days of a redemption.
WIRE REDEMPTIONS. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.
If we receive your request for a wire redemption by noon Eastern time, the wire will arrive at your bank by the close of business that same day. Requests that we receive later than noon Eastern time will arrive at your bank by the close of business the following business day.
We require a minimum redemption of $25,000 in order to send your redemption proceeds by wire.

TRANSFERRING REGISTRATION


You can transfer the registration of your shares in the Orbitex Cash Reserves Fund to another owner by completing a transfer form and sending it to American Data Services, Inc., P.O. Box 5786, Hauppauge, New York 11788-0786.


                             HOW TO REACH THE FUND


 We are available to answer your questions about the Fund or your account by telephone or by mail Monday through Friday 8:30 a.m. to 5:30 p.m. Eastern time. Please note, however, that purchase or redemption requests must be received by 3:00 p.m. Eastern time on a day the Fund is open for business. Purchase or redemption requests received after 3:00 p.m. Eastern time will be executed on the next day that the Fund is open for business.
          By Telephone             1-888-ORBITEX (or 1-888-672-4839)
                                   Call for account or Fund information
             [LOGO]
         By regular mail           Orbitex Group of Funds
                                   c/o American Data Services, Inc.
             [LOGO]                P.O. Box 5786
                                   Hauppauge, New York 11788-0786
 By express or registered mail     Orbitex Group of Funds
                                   c/o American Data Services, Inc.
                                   150 Motor Parkway
                                   Hauppauge, New York 11788-0786


                                Prospectus - 10

--------------------------------------------------------------------------------
 PRICING OF FUND SHARES

The Fund's net asset value per share or NAV is calculated each day the Federal Reserve Bank of New York is open. The NAV is the value of a single share of a Fund. The NAV is calculated at 3:00 p.m. Eastern time. The NAV is determined by subtracting the total of the Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The securities in the Fund's portfolio are valued at their amortized cost which does not take into account unrealized gains or losses on securities. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any premium paid or accreting discount. The amortized cost method minimizes changes in the market value of the Fund's portfolio securities and helps it maintain a stable price of $1.00 per share. There can be no assurance, however, that the Fund will maintain its net asset value at $1.00 per share.


--------------------------------------------------------------------------------
 DISTRIBUTIONS


As a shareholder, you are entitled to your share of a Fund's net income (interest less expenses) and capital gains on its investments. The Orbitex Cash Reserves Fund declares dividends from net investment income daily and pays them the first business day after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually.


You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-888-ORBITEX for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

--------------------------------------------------------------------------------
 FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation.

TAXES ON DISTRIBUTIONS

You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. Taxable dividends paid in January may be taxable as if they had been paid the previous December. The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 for the prior calendar year.

TAX WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the rate of 31% from all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemption. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state.

                                Prospectus - 11

--------------------------------------------------------------------------------
 MANAGEMENT

INVESTMENT ADVISER

Orbitex Management, Inc., is the Fund's investment adviser ("Adviser"). The Adviser's address is 410 Park Avenue, New York, NY 10022. The Adviser is an affiliate of Orbitex Management Ltd., an investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.
Under the terms of an investment advisory agreement, the Adviser is responsible for formulating the Funds' investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund's operations. The advisory agreement also provides that the Adviser may retain sub-advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds.


As compensation for its services, the Fund pays the Adviser a fee at an annualized rate of 0.15% of the Fund's average daily net assets.



INVESTMENT SUB-ADVISER



Harris Investment Management, Inc. (Harris Management) is the investment sub-adviser. The sub-adviser's address is 190 S. LaSalle St., Chicago, Illinois 60690. Harris Management was organized and exists under the laws of the State of Delaware and registered pursuant to the Investment Advisers Act of 1940. Harris Management is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp is a wholly-owned subsidiary of Bankmont Financial Corp, which in turn is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. Harris Management serves as portfolio management agent for the Harris Insight-Registered Trademark- Funds. As of March 31, 1999, Harris Investment Management, Inc. managed approximately $13.4 billion of discretionary assets.


OTHER SERVICE PROVIDERS


The Fund also relies on other companies to provide necessary services for its day-to-day operations. Below is a list of these service providers. American Data Services, Inc. is expected to become an affiliate of Orbitex Management, Inc. in July 1999.


ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT


    American Data Services, Inc.
    The Hauppauge Corporate Center
    150 Motor Parkway
    Hauppauge, New York 11788


DISTRIBUTOR

    Funds Distributor, Inc.
    60 State Street
    Boston, Massachusetts 02109

CUSTODIAN

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

COUNSEL

    Rogers & Wells LLP
    200 Park Avenue
    New York, New York 10166

INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP
    160 Federal Street
    Boston, MA 02110


                                Prospectus - 12

WHERE TO GO FOR MORE INFORMATION:

You will find more information about the Orbitex Group of Funds in the following documents:

    - ANNUAL AND SEMI-ANNUAL REPORTS: Our annual and semi-annual reports list the Fund's holdings, describe its performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance during their last fiscal year.

    - STATEMENT OF ADDITIONAL INFORMATION: The Statement of Additional Information contains additional and more detailed information about the Fund, and is incorporated by reference into this prospectus (it is considered to be a part of this Prospectus).

The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS:

1.  Call or write for one, and a copy will be sent without charge.


      ORBITEX GROUP OF FUNDS
      C/O AMERICAN DATA SERVICES, INC.
      P.O. BOX 5786
      HAUPPAUGE, NEW YORK 11788-0786
      1-888-ORBITEX (OR 1-888-672-4839)
      WWW.ORBITEXUSA.COM


2. Call or write the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. Information about the Public Reference Room may be obtained by calling the number below.

      PUBLIC REFERENCE ROOM OF THE SEC
      WASHINGTON, D.C. 20549-6009
      1-800-SEC-0330

3.  Go to the SEC's website (www.sec.gov) and download a free text-only version.

IF YOU ARE A CURRENT FUND SHAREHOLDER WOULD LIKE INFORMATION ABOUT YOUR ACCOUNT, ACCOUNT TRANSACTIONS, OR ACCOUNT STATEMENTS, PLEASE CALL US AT 1-888-ORBITEX (OR 1-888-672-4839)

IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INSTITUTION, YOU MAY CONTACT THAT INSTITUTION FOR MORE INFORMATION.

      The Orbitex Group of Funds Investment Company Act File Number is 811-8037.

                                Prospectus - 13

                              ORBITEX GROUP OF FUNDS
                               Orbitex Growth Fund
                      Orbitex Info-Tech & Communications Fund
                      Orbitex Strategic Natural Resources Fund
                               Orbitex Focus 30 Fund
                        Orbitex Health & Biotechnology Fund
                            Orbitex Cash Reserves Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 12, 1999


This Statement of Additional Information is not a Prospectus, but is an incorporated part of the Prospectuses and should be read in conjunction with the Prospectuses of the Orbitex Group of Funds (the "Trust") dated July 12, 1999. To obtain a free copy of the Prospectuses or an annual report, please call the Trust at 1-888-ORBITEX.

                                 TABLE OF CONTENTS



ITEM                                                                         PAGE
----                                                                         ----
General Information and History                                                2
Investment Restrictions                                                        2
Description of Securities, Other Investment Policies and Risk Considerations   4
Management of the Trust
Principal Holders of Securities
Investment Management and Other Services
Administrator
Custodian
Transfer Agent Services
Distribution of Shares
Brokerage Allocation and Other Practices
Purchase and Redemption of Securities Being Offered
Shareholder Services
Determination of Net Asset Value
Taxes
Organization of the Trust
Performance Information About the Funds
Independent Accountants
Legal Matters
Financial Statements

For more information on any Orbitex Fund, including charges and expenses, call Orbitex at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust dated December 13, 1996 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act").


The Trust currently consists of six portfolios: Orbitex Growth Fund ("Growth Fund"), Orbitex Info-Tech & Communications Fund ("Info-Tech & Communications Fund"), Orbitex Strategic Natural Resources Fund ("Strategic Natural Resources Fund"), Orbitex Focus 30 Fund ("Focus 30 Fund"), Orbitex Health &
Biotechnology Fund ("Health & Biotechnology Fund") and Orbitex Cash Reserves Fund ("Cash Reserves Fund") (individually a "Fund" and collectively the "Funds"). Each Fund other than the Health & Biotechnology Fund is diversified, and represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions. Each Fund, except for the Focus 30 Fund offers two classes of shares: a front-end load Class A, a contingent deferred sales charge Class B. The
Focus 30 Fund offers three classes of shares: Class A, Class B and a no-load Class D.


Each Fund is managed by Orbitex Management, Inc. (the "Adviser"), which directs the day-to-day operations and the investment of assets of each Fund. Harris Investment Management, Inc. serves as the subadviser to the Orbitex Cash Reserves Fund (the "Sub-Adviser"). American Data Services, Inc. ("ADS") is the administrator for each of the Funds, and the accounting agent, transfer agent and dividend disbursing agent for Focus 30 Fund, Health & Biotechnology
Fund, and the Cash Reserves Fund. State Street Bank and Trust Company ("State Street") is the sub-administrator, accounting agent, transfer agent and dividend disbursing agent for the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund. State Street is the custodian for each of the Funds. Funds Distributor, Inc. (the "Distributor") distributes the shares of the Funds.


INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or set forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.


A Fund's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.


THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS.  A FUND WILL
NOT:

     (1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to
     (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

     (2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

     (3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (4) Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

     (5) Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon.

     (6) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund's investment objective, policies and restrictions.

     (7) Make loans, except that each Fund in accordance with that Fund's investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund's total assets.

     (8) Other than the Health & Biotechnology Fund, make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and "other securities." For purposes of this restriction, the term "other securities" means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

     (9) Invest 25% or more of the value of its total assets in any one industry, except that: (i) the Strategic Natural Resources Fund will invest at least 25% of its total assets in securities of companies in natural resource industries and industries supportive to natural resource industries; (ii) the Info-Tech & Communications Fund will invest at least 25% of its total assets in the securities of companies in the communications, information and related technology industries; and (iii) the Health & Biotechnology Fund will invest at least 25% of its total assets in the securities of companies in health, biotechnology and related industries. This limitation (9) does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.


THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS. A FUND MAY NOT:

     (1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

     (2) Invest in the securities of other investment companies except in compliance with the 1940 Act.

     (3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

     (4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     (5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund's total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.


With respect to investment restriction No. 4 above, the Adviser, as a matter of policy, under normal circumstances, will limit the investment of the Info-Tech and Communications Fund and the Health & Biotechnology Fund to a maximum of 5% of the total assets (at the time of purchase) in private, early stage communications or health and biotechnology companies, respectively.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies the Adviser (or Sub-Adviser, as the case may be) may employ in pursuit of a Fund's investment objective and a summary of related risks. The Adviser (or Sub-Adviser, as the case may be) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.


ADJUSTABLE RATE SECURITIES (ALL FUNDS). Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES (ALL FUNDS EXCEPT FOCUS 30 FUND AND
CASH RESERVES FUND). Each Fund may invest up to 35% of its net assets in debt securities that are rated below "investment grade" by Standard and Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's and Moody's descriptions of their bond ratings are contained in the Appendix to this SAI.


Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser and/or Sub-Advisers continuously monitor the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund's investment objective may be more dependent on the Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to bemore sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.


In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creitworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.


CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES (ALL FUNDS). Each Fund may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments.


Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


COMMERCIAL PAPER (ALL FUNDS). Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.


DEALER (OVER-THE-COUNTER) OPTIONS (ALL FUNDS EXCEPT CASH RESERVES FUND). Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.


The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.


EXPOSURE TO FOREIGN MARKETS (ALL FUNDS EXCEPT FOCUS 30 FUND AND CASH
RESERVES FUND). Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds' interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds' net investment income.


Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. See "Derivatives", above.


Each Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.


Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.


Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts which are converted from the foreign currency to the investor's currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceeded 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.


FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are
Section 1256 contracts and may result in the Fund entering into straddles.


Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.


Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding.


Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.


In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.


FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS EXCEPT FOCUS 30 FUND AND CASH
RESERVES FUND). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund's exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, each of the Adviser and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.


Each Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.


At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.


If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or a Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.


Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


FOREIGN FUTURES AND OPTIONS (ALL FUNDS EXCEPT FOCUS 30 FUND AND CASH
RESERVES FUND). Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


FUTURES CONTRACTS (ALL FUNDS EXCEPT CASH RESERVES FUND). Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").


Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.


Interest rate or currency futures contracts may be used to manage a Fund's exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.


A Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.


Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described in this Statement of Additional Information.


HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.


Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser and each Sub-Adviser believe that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.


In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser or Sub-Adviser might not result in a successful hedging transaction over a very short time period.


ILLIQUID OR RESTRICTED SECURITIES (ALL FUNDS). Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.


Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS (ALL FUNDS). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a colender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.


A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.


Each Fund limits the amount of total assets that it will invest in any one issuer or, except for the Strategic Natural Resources Fund and the Info-Tech & Communications Fund, in issuers within the same industry (see each Fund's investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.


MORTGAGE PASS-THROUGH SECURITIES (ALL FUNDS EXCEPT FOCUS 30 FUND AND CASH RESERVES FUND). Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any Government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. Government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

OPTIONS (ALL FUNDS EXCEPT CASH RESERVES FUND). Writing Covered Call Options. Each Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.


A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.


Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.


Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.


The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.


Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.


A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.


OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CASH RESERVES FUND). Each Fund may purchase and sell options on the same types of futures in which it may invest.


Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.


PURCHASING CALL OPTIONS (ALL FUNDS EXCEPT CASH RESERVES FUND). Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


PURCHASING PUT OPTIONS (ALL FUNDS EXCEPT CASH RESERVES FUND). Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.


Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.


Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.


A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.



A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. Government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.


OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. As a shareholder in an investment company, that Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.


MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.


REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.


The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.


SHORT SALES (ALL FUNDS EXCEPT CASH RESERVES FUND). The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.


Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.


Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.


SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


SWAP AGREEMENTS (ALL FUNDS EXCEPT FOCUS 30 FUND AND CASH RESERVES FUND).
Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


TRADING IN FUTURES CONTRACTS (ALL FUNDS EXCEPT CASH RESERVES FUND). A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

WARRANTS (ALL FUNDS EXCEPT CASH RESERVES FUND). Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES (ALL FUNDS). Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

WRITING COVERED PUT OPTIONS (ALL FUNDS EXCEPT CASH RESERVES FUND). Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.


UNITED STATES GOVERNMENT OBLIGATIONS (ALL FUNDS). These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES (ALL FUNDS). These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).


SPECIAL CONSIDERATIONS AFFECTING CANADA


Canada is a confederation of 10 provinces with a parliamentary system of government. The area, the world's second largest nation by landmass, is inhabited by 30.2 million people, most of whom are decedents of France, the United Kingdom and indigenous peoples. The country has a work force of over 15 million people in various industries such as trade, manufacturing, mining, finance, construction and government. As an affluent, high-tech industrial society, Canada today closely resembles the US in its market-oriented economic system, pattern of production, and high living standards. Since World War II, the impressive growth of the manufacturing, mining, and service sectors has transformed the nation from a largely rural economy into one primarily industrial and urban. While the country has many institutions which closely parallel the United States, such as a transparent stock market and similar accounting practices, it differs from the United States in that it has an extensive social welfare system, much more akin to European welfare states.


Canada is endowed with extensive energy resources, and is a large producer and net exporter of natural gas, coal, hydropower and uranium. Within this sector, Canada is a major supplier of electric power and natural gas to the United States. In addition, Canada's other particularly strong commodities are forest products, mining, metals, and agricultural products such as grains. Accordingly, the Canadian stock market is strongly represented by such basic materials stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.


The United States is Canada's biggest trading partner, representing over 80% of total trade in 1997. Automobiles and auto parts accounted for the largest export items followed by energy, mining and forest products. Canada is the largest energy supplier to the United States, while the United States is Canada's largest foreign investor. The United States investment has been largely focused on financial, energy, metals, and mining industries. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities markets increasingly sensitive to U.S. economic and market events.


For United States investors in Canadian markets, currency has become an important determinant of investment return. Since Canada let its dollar float in 1970, its value has been in a steady decline against its United States counterpart. While the decline has enabled Canada to stay competitive with its more efficient southern neighbor, which buys four-fifths of its exports, United States investors have seen their investment returns eroded by the impact of the currency conversion.


MANAGEMENT OF THE TRUST

Trustees and Officers


Because Orbitex Group of Funds is a Delaware business trust, there are Trustees appointed to run the Trust. These Trustees are responsible for overseeing the general operations of the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds' compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.


Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.


                                                              POSITION WITH THE TRUST AND PRINCIPAL
NAME, AGE AND BUSINESS ADDRESS                  AGE           OCCUPATION WITHIN THE PAST FIVE YEARS
------------------------------                  ---           -------------------------------------
Ronald S. Altbach                               51            Trustee of the Trust.
1540 West Park Avenue                                         Chairman, Paul Sebastian, Inc.(1994 - present)
Ocean, New Jersey                                             (perfume distributor);
07712                                                          President, Olcott Corporation (1992- 1994)
                                                               (perfume distributor).

*Thomas T. Bachmann                             52            Trustee of the Trust. Co-
410 Park Avenue                                               Chairman of the Board of
New York, NY 10022                                            Trustees of Orbitex Management
                                                              (1996 - present) (investment management); Chairman,
                                                              Orbitex Management, Ltd. (1986 to present)
                                                              (investment management).

*Otto J. Felber                                 66            Trustee of the Trust.
130 Adelaide Street                                           President, Felcom Capital, Corp. (1985 - present)
West,                                                         (investment management)
Suite 3205                                                    President and Vice Chairman,
Toronto, Ontario,                                             Altamira Management, Ltd.
M5H3P5                                                        (1987 - 1997) (investment management).





*James L. Nelson                                50            Chairman of Trust, President, Assistant
410 Park Avenue                                               Treasurer and Assistant
New York, New York                                            Secretary of the Trust.
10022                                                         Director and Chief Executive Officer,
                                                              Orbitex Management, Inc.
                                                              (1995 - present) (investment management); Chief
                                                              Executive Officer and President,
                                                              Orbitex, Inc. (1995 - present)
                                                              (business development);
                                                              President, AVIC Group International
                                                              (1993 - 1995) (communications);
                                                              President, Eaglescliff
                                                              Corporation (1986 - present) (consulting).



                                       24

*Richard E. Stierwalt                           44            Trustee of the Trust.
410 Park Avenue                                               President, Chief Executive
New York, New York                                            Officer, President and
10022                                                         Director, Orbitex
                                                              Management, Inc. (1998 - present);
                                                              Consultant, Bisys Management, Inc. (1996-1998)
                                                              (mutual fund distributor);
                                                              Chairman of the Board and
                                                              Chief Executive Officer,
                                                              Concord Financial Group
                                                              (1987 - 1996) (administrator
                                                              and distributor of mutual funds).

Stephen H. Hamrick                              47            Trustee of the Trust.
Carey Financial Corp.                                         Chairman, Carey Financial
50 Rockfeller Plaza                                           Corporation (1995 - present)
New York, New York                                            (broker-dealer); Chief
10020                                                         Executive Officer, Wall
                                                              Street Investors Services (1994 - 1995) (retail
                                                              brokerage firm); Senior Vice
                                                              President, PaineWebber, Inc.
                                                              (1988 - 1994) (investment services).

John D. Morgan                                  69            Trustee of the Trust.
32 Edgehill Road                                              Chairman and Director, CIBC
Westmount, Quebec,                                            Trust Company (1997 -
Canada H3Y1E9                                                 present) (trust management);
                                                              (Vice President, Midland Walwyn
                                                              (1990 - 1997) (investment banking).

M. Fyzul Khan                                   28            Secretary of the Trust.
410 Park Avenue                                               Legal Counsel, Orbitex
New York, New York                                            Management, Inc. (1998 to
10022                                                         present) (investment adviser);
                                                              Attorney, CIBC Oppenheimer
                                                              (August 1997 March 1998) (hedge fund);
                                                              Law student, Widener
                                                              University School of Law (September 1994 - June 1997)

Kimberly Ratz                                   38            Treasurer of the Trust.
410 Park Avenue                                               Chief  Financial Officer,
New York, New York                                            America's Mortgage Source
10022                                                         (1996-1997)(mortgage banking); Finance
                                                              Management, Chase Manhattan
                                                              Mortgage (1988 - 1998) (mortgage banking).


Each Trustee of the Trust who is not an interested person of the Trust or Adviser receives a fee of $1,250 for each regular and special meeting of the Board that the Trustee attends. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.


                               COMPENSATION TABLE*


                                                             PENSION OR                                    TOTAL COMPENSATION FROM
                                                             RETIREMENT BENEFITS  ESTIMATED ANNUAL         REGISTRANT AND FUND
                                     AGGREGATE COMPENSATION  ACCRUED AS PART OF   BENEFITS UPON            COMPLEX PAID
 NAME OF PERSON                      FROM FUND               FUND EXPENSES        RETIREMENT               TO TRUSTEES

 Ronald S. Altbach                   $5,000                  N/A                  N/A                      $5,000
 Thomas T. Bachmann                  $0                      N/A                  N/A                      $0
 Otto J. Felber                      $0                      N/A                  N/A                      $0
 Stephen H. Hamrick                  $3,750                  N/A                  N/A                      $3,750
 John D. Morgan                      $5,413                  N/A                  N/A                      $5,413
 James L. Nelson                     $0                      N/A                  N/A                      $0
 Richard E. Stierwalt                $0                      N/A                  N/A                      $0

--------------------------

*  The compensation table covers the period May 1, 1998 through April 30, 1999.


As of April 30, 1999, Trustees and officers of the Trust, as a group, owned less than 1% of each of the Funds.

PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 1999, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:


ORBITEX GROWTH FUND - CLASS A                                     % HELD

         Cresta Ltd.                                              31.55%
         P.O. Box N9932
         Maritime House, Frederick Street
         Nassua, Bahamas


         Sharon Miller & Richard Mosse                            12.30%
         Attorney Trustees
         Lauren E. Mosse Trust
         142 E. 71st Street Apt. 3D
         New York, NY 10021-5133

         Sharon Miller & Richard Mosse                            12.30%
         Attorney Trustees
         Danielle T. Mossee Trust
         142 E. 71st Street Apt. 3D
         New York, NY 10021-5133


         Sharon Miller & Richard Mosse                            12.30%
         Attorney Trustees
         Julia B. Mosse Trust
         142 E. 71st Street Apt. 3D
         New York, NY 10021-5133

         Donaldson Lufkin Jenrette                                7.05%
         Securities Corporation Inc.
         P.O. Box 2052
         Jersey City, NJ 07303-2052

ORBITEX GROWTH FUND - CLASS B


         Thomas F. Fitzpatrick                                    85.00%
         Linda Fitzpatrick
         1610 Barkalow Road
         Wall, NJ 07719-3843

         CIBC Oppenheimer Corporation                             13.32%
         FBO 376-10055-15
         P.O. Box 3484
         Church Street Station
         New York, NY 10008-3484

ORBITEX INFO-TECH & COMMUNICATIONS FUND - CLASS A

         PaineWebber for the benefit of                           11.14%
         Melrich Associates
         A Partnership
         C/O RTA Associates
         2000 S. Winston Road Building #4
         Rochester, NY 14618-3922

ORBITEX INFO-TECH & COMMUNICATIONS FUND - CLASS B

         PaineWebber for the benefit of                           6.76%
         Paul W. Kinney and
         E. Yukiko Kinney
         391 Plantation Drive
         Titusville, FL 32780-2558

ORBITEX STRATEGIC NATURAL RESOURCES FUND -
CLASS A

         Sidney Kimmel                                            26.93%
         C/O Jones Apparel Group
         1411 Broadway Floor 21
         New York, NY 10018-3403

         Daniel A. McAloon                                        7.95%
         Clare M. McAloon Ten Comm
         66 Union Hill Road
         Madison, NJ 07940-2300

ORBITEX STRATEGIC NATURAL RESOURCES FUND -
CLASS B


         Guarantee & Trust                                        5.77%
         FBO Judith Borden IRA
         PO BOX 8963
         Wilmington, DE  19899-8963


         First Clearing Corporation                               6.92%
         WFS AS CUSTODIAN
         William L. Harper IRA
         209 Church Street
         Hackettstown, NJ  07840-2207

         First Clearing Corporation                               11.44%
         Earl D. Stires
         34 Route 31 S
         Pennington, NJ  08822-2504


         First Clearing Corporation                               8.69%
         Edit Zeloof
         581 Sergeantsville Road
         Flemington, NJ 08822-2703


         First Clearing Corporation                               20.16%
         Dr. George S. Naifeh IRA
         WFS AS Custodian
         265 Long Branch East
         Prescott, AZ 86303-5327


         First Clearing Corporation                               5.78%
         Charles I. Adler DDS PC
         DEF BEN PEN PL
         3353 82nd Street
         Jackson Heights, NY 11372-1447

         First Clearing Corporation                               8.82%
         Norma Mass
         765 Woodland Avenue
         Oradell, NJ 07649-1431

         First Clearing Corporation                               5.33%
         Myron G. Dumoff & Judith Lomson
         1381 Plymouth Road
         Bridgewater, NJ 08807-1461

         First Clearing Corporation                               5.22%
         Dorothy Waltz IRA
         WFS AS Custodian
         2486 Glasgo Road
         Norwich, CT 06360-9117


A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER. Orbitex Management, Inc., located at 410 Park Avenue, New York, NY 10022, serves as the Adviser of each Fund pursuant to Investment Advisory Agreements that have been approved by the Board, including a majority of the independent Trustees. The initial term of each Investment Advisory Agreement is two years. However, the Investment Advisory Agreements may continue in effect from year to year if approved at least annually by a vote of a majority of the Board (including a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund. The Advisory Agreement for the Growth, Info-Tech & Communications and Strategic Natural Resources Funds was last renewed by the Board of Trustees on March 9, 1999. The Advisory Agreement for the Focus
30, Health & Biotechnology, and Cash Reserves Funds was initially approved by the Board of Trustees on June --, 1999. The Portfolio managers are supervised by John W. Davidson, CFA, Executive Vice President and Chief Investment Officer of the Advisor.


The directors and the principal executive officers of the Adviser are: Otto
J. Felber, Chairman; Thomas T. Bachmann, Co-Chairman; Richard E. Stierwalt, Director, CEO and President; James L. Nelson, Director; M. Fyzul Khan, Secretary and Legal Counsel; and Kimberly Ratz, Treasurer and Chief Financial Officer. The Adviser is a subsidiary of Orbitex, Inc., a business development firm.


In addition to the duties set forth in the Prospectus under the section entitled "Management," the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities or to cause or permit Sub-Advisers to engage in the following activities on behalf of the Trust: (i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders and negotiate the commissions for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

Subject to policies established by the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of the Funds. In addition to providing advisory services, the Adviser furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from each Fund, computed daily and payable monthly at an annual rate of 0.75% for the Growth Fund, 1.25% for the Info-Tech & Communications Fund, 1.25% for the Strategic Natural Resources Fund, 0.75% for the Focus 30 Fund, 1.25% for the Health & Biotechnology Fund and 0.15% for the Cash Reserves Fund.


The following table shows the amount of advisory fees paid by each Fund to the Adviser and the amount of the advisory fees waived by the Adviser for the past two fiscal years.



                                       Advisory Fees    Advisory Fees Waived
 Fund                                  paid by Fund     by the Adviser
 ----                                  -------------    --------------------
 Growth Fund
      April 30, 1998*                        0         $ 2,423
      April 30, 1999                         0         $ 8,089

 Info-Tech & Communications Fund
      April 30, 1998*                        0         $ 5,113
      April 30, 1999                         0         $ 211,268

 Strategic Natural Resources Fund
      April 30, 1998**                       0         $ 25,989
      April 30, 1999                         0         $ 46,098


*        Fiscal period October 22, 1997 through April 30, 1998
**       Fiscal period October 23, 1997 through April 30, 1998


The Adviser has voluntarily agreed to waive or limit its fees and pay certain operating expenses to the extent necessary to limit total fund operating of each Fund with respect to each class of shares as follows:



Fund                                                  Class A             Class B           Class D
----                                                  -------             -------           -------
Growth Fund                                            2.00%               2.60%             N/A
Info-Tech & Communications Fund                        2.00%               2.60%             N/A
Strategic Natural Resources Fund                       2.00%               2.60%             N/A
Focus 30 Fund                                          1.15%               1.75%             0.75%
Health & Biotechnology Fund                            2.00%               2.60%             N/A



                                       31

                                    Institutional  Institutional
                                    Class          Service Class
 Cash Reserves Fund                 0.25%             0.50%


The Adviser may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


The following table shows the amount of fee waivers and/or reimbursements by the Adviser for the last three fiscal years. As of July 7, 1999, the Focus 30
Fund, Health & Biotechnology Fund and the Cash Reserves Fund had not commenced operations.



                                                   Amount of Reimbursed
 Fund                                              Expenses by the Adviser
 ----                                              -----------------------
 Growth Fund - Class A
      April 30, 1998*                              $ 80,890
      April 30, 1999                               $203,594

 Growth Fund - Class B
      April 30, 1999**                             $  2,208

 Info-Tech & Communications Fund - Class A
      April 30, 1998*                              $ 74,137
      April 30, 1999                               $ 11,543

 Info-Tech & Communications Fund - Class B
      April 30, 1999**                             $  3,928

 Strategic Natural Resources Fund - Class A
      April 30, 1998***                            $ 55,295
      April 30, 1999                               $159,491

 Strategic Natural Resources Fund - Class B
      April 30, 1999****                           $  2,832


*        Fiscal period October 22, 1997 through April 30, 1998.
**       Fiscal period September 16, 1998 through April 30, 1999.
***      Fiscal period October 23, 1998 through April 30, 1998.
****     Fiscal period September 21, 1998 through April 30, 1999.


INVESTMENT SUB-ADVISER


Harris Investment Management, Inc. (Harris Management) is the investment sub-adviser. The sub-adviser's address is 190 S. LaSalle St., Chicago, Illinois 60690. Harris Management was organized and exists under the laws of the State of Delaware and registered pursuant to the Investment Advisers Act of 1940. Harris Management is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp is a wholly-owned subsidiary of Bankmont Financial Corp, which in turn is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. Harris Management serves as a portfolio management agent for the Harris Insight-R- Funds. As of March 31, 1999, Harris Investment Management, Inc managed approximately $13.4 billion of discretionary assets.


ADMINISTRATOR

The Administrator for the Funds is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.


Pursuant to an Administrative Service Agreement with the Funds, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.


The Administration Agreement was initially approved by the Board of Trustees at a meeting on June 29, 1999. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Administrative Service Agreement is terminable by the Board of Trustees or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds' tax returns, and preparing reports to the Funds' shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.


     The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with all accounting services, including, without limitation:
(i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Funds's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.


For the services rendered to the Funds by the Administrator, the Funds pay the Administrator a fee, computed daily and payable monthly at annual rate of 0.10% on assets up to $100 million; 0.08% on assets from $100 million to $250 million; 0.05% on assets from $250 million to $500 million; and 0.03% on assets greater than $500 million, or a minimum fee of $40,000 per Fund per year of each Fund's average daily net assets. The Cash Reserve Fund pays the Administrator a fee equal to 0.002% based upon prior months' average net assets. The Funds also pay the Administrator for any out-of-pocket expenses.


     In return for providing the Funds with all accounting related services, the Funds pays the Administrator a monthly fee based on the Funds's average net assets, plus any out-of-pocket expenses for such services.

SUB-ADMINISTRATOR


State Street is the sub-administrator of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund. State Street is a Massachusetts trust company with a principal office at 225 Franklin Street, Boston, Massachusetts 02111. State Street serves as administrator for other mutual funds.


Pursuant to a Sub-Administration Agreement for the benefit of the trust, State Street provides all administrative services reasonably necessary for the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund, other than those provided by the Adviser and/or ADS, subject to the supervision of the Administrator.


Under the Sub-Administration Agreement for the benefit of the trust, State Street, assists the Administrator with certain of its responsibilities under the administration agreement, including providing, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund; (ii) maintaining the books and records of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund (other than financial and accounting books and records and records maintained by the Trust's custodian or transfer agent); (iii) overseeing the insurance relationships of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund; (iv) preparing or assisting in the preparation of all required tax returns, proxy statements and reports to shareholders of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund, and the Board of Trustees and reports to and filings with the SEC and any other governmental agency; (v) preparing or assisting in the preparation of such notices and reports as may be necessary to offer and sell shares of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund under applicable state securities laws; (vi) preparing or assisting in the preparation of, and coordinating the distribution of all materials for meetings of the Board of Trustees of the Trust; (vii) monitoring daily and periodic compliance of the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus; (viii) monitoring the calculation of all income and expense accruals, sales and redemptions of capital shares outstanding with respect to the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund by the Trust's custodian; (ix) evaluating expenses, projecting future expenses, and processing payments of expenses; and (x) monitoring and evaluating performance of accounting and related services provided to the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund, by the Trust's custodian.


The Sub-Administration Agreement is terminable at any time by the parties thereto on sixty days' written notice. If the Trust terminates the Agreement within three years of its effective date, the Fund must reimburse State Street for any fees waived by State Street.


For the period September 16, 1997 through April 30, 1998, fees of State Street accrued were: $43,750 for the Growth Fund, $43,750 for the Info-Tech & Communications Fund and $43,750 for the Strategic Natural Resources Fund.


For fiscal year ended April 30, 1999, fees of State Street accrued were:
$62,711 for the Growth Fund, $62,711 for the Info-Tech & Communications Fund and $62,858 for the Strategic Natural Resources Fund.

CUSTODIAN

State Street serves as the custodian of the Trust's assets pursuant to a Custodian Contract by and between State Street and the Trust. State Street's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Pursuant to the Custodian Contract, State Street also provides certain accounting and pricing services to the Trust, including calculating the daily net asset value per share for [each Fund]; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser and Sub-Advisers; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.


TRANSFER AGENT SERVICES

ADS provides transfer agent and dividend disbursing services to the Focus 30 Fund, Health & Biotechnology Fund, and the Cash Reserves Fund.


State Street provides transfer agent and dividend disbursing services to the Growth Fund, the Info-Tech & Communications Fund and the Strategic Natural Resources Fund.



DISTRIBUTION OF SHARES


Funds Distributor, Inc. (the "Distributor" or "FDI") serves as the distributor of the shares of each class of each Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02108.


Under the terms of the Class A and Class B Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plans"), the Distributor receives front-end or contingent deferred sales commissions or sales loads on Class A and Class B Shares and fees for providing services to the Class A and Class B Shares of each Fund, other than the Cash Reserves Fund, under the Distribution Agreements. In addition, pursuant to the Rule 12b-1 Plans, each of the Funds are authorized to use a portion of their assets attributable to the Class A and Class B Shares to finance certain activities relating to the distribution of their shares to investors.


The Plan adopted for Class A Shares, allows each Fund, other than the Cash Reserves Fund, to pay the Distributor quarterly at a rate equal to an annualized rate of 0.40% of the average daily net assets attributable to the Class A Shares of that Fund. The Plan adopted for Class B Shares allows each Fund, other than the Cash Reserves Fund, to pay the Distributor quarterly at a rate equal to 0.75% of the average daily net assets attributable to the Class B Shares of that Fund during that quarter. The Class B Plan also allows each Fund to pay the Distributor for certain shareholder services provided to Class B shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, each Fund pays a shareholder service fee equal to 0.25% of average net assets attributable to Class B Shares of the Fund on an annualized basis. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plans authorize payments to the Distributor as compensation for providing account maintenance services to investors in the Class A and Class B Shares of the Fund, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution with respect to its Shares.


The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of the Class A and Class B Shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plans and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.


The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.


The initial term of the Rule 12b-1 Plans is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plans ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans. The Rule 12b-1 Plans and Agreements may be terminated at any time by the Trust or any Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Class A or B Shares of the Trust or the affected Fund. The Rule 12b-1 Plans will terminate automatically in the event of their assignment (as defined in the 1940
Act).


The Rule 12b-1 Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.


Any agreement related to a Rule 12b-1 Plan will be in writing and provide that:
(a) it may be terminated by the Trust or a Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.


The following table shows the distribution fees paid for Class A shares of the Funds for the fiscal years ended April 30, 1998 and April 30, 1999. As of July 12, 1999, the Focus 30 Fund, Health & Biotechnology Fund and the Cash
Reserves Fund had not commenced operations.


Class A Distribution Fees


                                     Paid to Investment
 Fund                                Professionals       Retained by FDI
 ----                                ------------------  ---------------
 Growth Fund
      April 30, 1998*                $   549.20          $   487.28
      April 30, 1999                 $ 2,656.81          $ 1,595.25

 Info-Tech & Communications Fund
      April 30, 1998*                $   809.40          $   620.63
      April 30, 1999                 $33.787.95          $20,190.48

 Strategic Natural Resources Fund
      April 30, 1998**               $ 3,625.67          $ 3,149.26
      April 30, 1999                 $ 8,942.34          $ 5,429.90


*        Fiscal period October 22, 1997 through April 30, 1998.
**       Fiscal period October 23, 1997 through April 30, 1998.


The following table shows the distribution fees paid and retained by the Distributor for Class B shares of the Funds for the fiscal years ended April 30, 1998 and April 30, 1999. As of July 12, 1999, the Focus 30 Fund, the
Health & Biotechnology Fund and the Cash Reserves Fund had not commenced operations.


Class B Distribution and Services Fees



                                         Distribution Fees Paid
                                         to Investment            Distribution Fees       Shareholder Service
 Fund                                    Professionals            retained by FDI         Fees                 Retained by FDI
 ----                                    ----------------------   -----------------       -------------------  ---------------
 Growth Fund
      April 30, 1999*                    $0                       $   111.13              $   20.27            $0

 Info-Tech & Communications Fund
      April 30, 1999*                    $0                       $26,078.91              $1,940.14            $0



                                       38

 Strategic Natural Resources Fund
      April 30, 1999**                   $0                       $   475.52              $  158.50            $0


*        Fiscal period September 16, 1998 through April 30, 1999.
**       Fiscal period September 21, 1998 through April 30, 1999.


The following table shows the sales charge revenues collected, and retained by FDI for the past two fiscal years.


                                          Sales Charge         CDSC Revenue
                                            Revenue
                                      Amount      Amount   Amount    Amount
                                      Paid        Retained Paid      Retained
 Fund                                 to FDI      by FDI   to FDI    by FDI
 ----                                 ------      ------   ------    ------
 Growth Fund - Class A
      April 30, 1998*                 $     5,000   $0     $       0 $0
      April 30, 1999                  $    27,000   $0     $       0 $0

 Growth Fund - Class B
      April 30, 1999**                $  2,472.10   $0     $  228.91 $0

 Info-Tech & Communications Fund -
 Class A
      April 30, 1998*                 $    48,000   $0     $       0 $0
      April 30, 1999                  $ 1,872,000   $0     $       0 $0

 Info-Tech & Communications Fund -
 Class B
      April 30, 1999**                $   589,551   $0     $3,770.57 $0

 Strategic Natural Resources Fund -
 Class A
      April 30, 1998***               $    39,000   $0     $       0 $0
      April 30, 1999                  $   113,000   $0     $       0 $0

 Strategic Natural Resources Fund -
 Class B
      April 30, 1999****              $ 13,768.29   $0     $  975.50 $0

*        Fiscal period October 22, 1997 through April 30, 1998.
**       Fiscal period September 16, 1998 through April 30, 1999.
***      Fiscal period October 23, 1997 through April 30, 1998.
***      Fiscal period September 21, 1998 through April 30, 1999.



The following table shows amounts paid by each Fund under its Class A 12b-1 Plans during the fiscal year ended April 30, 1999. As of July 12, 1999, the Focus 30 Fund, the Health & Biotechnology Fund and the Cash Reserves Fund had not commenced operations.






                              Compensation to   Compensation to
            Fund               Underwriters         Dealers
            ----               ------------         -------
 Growth Fund                   $ 1,595              $ 2,657
 Info-Tech &                   $20,190              $33,788
 Communications Fund
 Strategic Natural             $ 5,430              $ 8,942
 Resources Fund


The following table shows amounts paid by each Fund under its Class B 12b-1 Plans during the fiscal year ended April 30, 1999. As of July 12, 1999, the Focus 30 Fund, the Health & Biotechnology Fund and the Cash Reserves Fund had not commenced operations.



                                               Interest
                                              Carrying or
                                                 other
                            Compensation to    Financing
            Fund            Sales Personnel     Charges
            ----            ---------------     -------
 Growth Fund                   $   20           $   111
 Info-Tech &                   $1,940           $26,079
 Communications Fund
 Strategic Natural             $   13           $   475
 Resources Fund


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.


In purchasing and selling each Fund's portfolio securities, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.


Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer whofurnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


The Adviser and Sub-Adviser receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. The Adviser or Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser [or Sub-Adviser] may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser and Sub-Adviser by or through brokers.


Certain broker-dealers which provide quality execution services also furnish research services to the Adviser and Sub-Adviser. The Adviser and Sub-Adviser have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser or Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. The Adviser or Sub-Adviser may also consider sales of the Funds' Shares as a factor in the selection of broker-dealers.


Portfolio securities will not be purchased from or sold to the Adviser or Sub-Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.


For the fiscal period October 16, 1997 through April 30, 1998, the Funds paid brokerage commissions as follows: $9,293 for the Growth Fund, $1,801 for the Info-Tech & Communications Fund and $81,999 for the Strategic Natural Resources Fund.


For the fiscal year ended April 30, 1999, the Funds paid brokerage commissions as follows: $21,022 for the Growth Fund, $102,306 for the Info-Tech & Communications Fund and $137,895 for the Strategic Natural Resources Fund.



PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

WAIVERS OF INITIAL SALES CHARGE FOR CLASS A SHARES. The initial sales charge Class A

Shares of the Funds is waived on the following types of purchases: (1) purchases by investors who have invested $1 million or more in one Fund alone or in any combination of Funds;(2) purchases by the officers, directors/trustees, and employees of the Trust, the Advisor or the Distributor; the immediate family members of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or family members; or the estate of any such person or family members; (3) purchases by Selling Group Members, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their immediate families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their immediate families); (4)purchases by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
(5) purchases by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (6)purchases with trust assets; (7) purchases in accounts as to which a Selling Group Member charges an account management fee;
(8) purchases by any state, county, or city, or any governmental instrumentality, department, authority or agency; (9) purchases with redemption proceeds from another mutual fund (which is not a series of the Trust) on which the investor has paid a front-end sales charge only; (10) purchases of Class A Shares by clients of certain securities dealers offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs; (11) purchases of Class A Shares by certain fee paid investment advisers purchasing on behalf of their clients; (12) purchases of Class A Shares made through certain fee-waived programs sponsored by third parties; (13) Class A Shares issued in plans of reorganization such as mergers, asset acquisitions and exchange offers to which a Fund is a party; and, (14) purchases made through a broker-dealer or financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale.



In addition, purchases may be made at net asset value by the following:
Investment Advisors or Financial Planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent.



Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts".



The securities dealers offering WRAP fees or similar programs may charge a separate fee for purchases and redemptions of Class A Shares. Neither the Fund, the Advisor, nor the Distributor receives any part of the fees charged clients of such securities dealers or financial advisors. To qualify for the purchase of such Class A Shares, Fund Employees and other persons listed in section (2) must provide the Transfer Agent with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.


LETTER OF INTENT. In submitting a Letter of Intent to purchase Class A Shares of the Funds at a reduced sales charge, the investor agrees to the terms of the Prospectus, the Applications used to buy such shares, and the language in this Statement of Additional Information as to Letters of Intent, as they may be amended from time to time by the Trust. Such amendments will apply automatically to existing Letters of Intent.

A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A Shares of one or more of the Funds during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The investor states the intention to make the aggregate amount of purchases (excluding any reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter to obtain the reduced sales charge rate (as set forth in "How To Purchase Shares" in the Prospectus) applicable to purchases of shares in that amount (the "intended amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended amount, as described in the Prospectus.

In submitting a Letter, the investor makes no commitment to purchase Class A Shares, but if the investor's purchases of Class A Shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of such Fund shares on the last day of that period, do not equal or exceed the intended amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below, as those terms may be amended from time to time.

The investor agrees that shares equal in value to 5% of the intended amount will be held in escrow by the Trust's transfer agent subject to the Terms of Escrow.

If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

In determining the total amount of purchases made under a Letter, Class A Shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to refer to the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

Terms of Escrow

1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, Class A Shares of the Fund equal in value to 5% of the intended amount specified in the Letter shall be held in escrow by the Fund's transfer agent. For example, if the intended amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

4. By signing the Letter, the investor irrevocably constitutes and appoints the transfer agent of the Trust as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. Shares held in escrow hereunder will automatically be exchanged for shares of another Fund to which an exchange is requested, and the escrow will be transferred to that other Fund.

In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or

1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

SHAREHOLDER SERVICES

Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds' transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represents the proceeds from redemptions of Fund shares, and the value of the shareholder's investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See "Dividends, Distributions and Taxes" in this SAI and in the Funds' Prospectus.

The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds' Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one Orbitex Fund account into another Orbitex Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of a Fund will be determined for each class of shares. The net asset value per share of a given class of shares of a Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act., and dividing the result by the number of shares of such class outstanding. The net asset value of shares of each class of each Fund, other than the Cash Reserves Fund, is normally calculated as of the close of trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Cash Reserves Fund is normally calculated at 3:00 p.m. Eastern time on each day that the Federal Reserve Bank of New York is open. The Federal Reserve Bank of New York is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The net asset value per share of the different classes of shares is expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.


For each Fund, other than the Cash Reserves Fund, short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser or a Sub-Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-Term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.


Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.


The securities in the Cash Reserve Fund's portfolio are valued at their amortized cost which does not take into account unrealized gains or losses on securities. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any premium paid or accreting discount. The amortized cost method minimizes changes in the market value of the Fund's portfolio securities and is intended to help maintain a stable price of $1.00 per share; there can be no assurance, however, that the net asset value of the Cash Reserves Fund will remain at $1.00.

TAXES

Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.


In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust's taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of each Fund's taxable year.

At the time of purchase, each Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

The Strategic Natural Resources Fund intends to meet the requirements of the Internal Revenue Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Shareholders ofthe Strategic Natural Resources Fund will be notified within 60 days after the close of each taxable year of a Fund, if that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.

If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.


PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax unless the Fund makes a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund's will elect to do mark-to-market and identified PFIC to avoid the PFIC tax.


If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of "marketable" PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S.
persons beginning after December 31, 1997.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act;
(2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.


Costs incurred by the Growth Fund, Info-Tech & Communications Fund and Strategic Natural Resources Fund in connection with their organization, estimated at $15,000 for, will be amortized on a straight line basis over a five year period beginning at the commencement of operations of each Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares outstanding at the time of such redemption.


PERFORMANCE INFORMATION ABOUT THE FUNDS

Total Return Calculations

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return will be calculated separately for Class A, Class B and Class D Shares. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:



                           1/n
                  T=(ERV/P)   -1

Where:

         T        = average annual total return.
         P        = a hypothetical initial payment of $1,000.
         n        = number of years.
         ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5, or 10 year periods at the end of the1, 5, or 10 year periods (or fractional portion).


Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

                  C = (ERV/P) - 1

Where:

     C =       Cumulative Total Return
     P =       a hypothetical initial investment of $1,000
     ERV =     ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Yield Calculations.


In addition to providing cumulative total return information, the Cash Reserves Fund may also illustrate its performance by providing information concerning its yield and effective yield. Yield and effective yield will be calculated separately for each class of shares of the Fund.


The Prime Reserve Fund's yield is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (I.E., multiplying the base period return by 365/7).


 In addition, the Cash Reserves Fund may calculate a compound effective annualized yuield by determing the net change in the valueof a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted according to the following formula:


                                           365/7
     Effective Yield = [(Base Period return + 1)     -- 1

The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation.


[Yield fluctuations may reflect changes in the Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, the Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The Fund's yield is not guaranteed, and its principal is not insured.]


From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other Government statistics such as GNP, and net import and export figures derived from Governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

In addition, the performance of the Funds may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of a Fund's holdings.

The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

The Trust may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP whose address is 160 Federal Street, Boston, Massachusetts 02110 serves as the Trust's Independent Accountants providing services including (1) audit of annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Funds.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Trust and the offer and sale of its shares has been provided by Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, which serves as Counsel to the Trust.


The Trust has agreed that the word "Orbitex" in its name is derived from the name of the Adviser; that such name is the property of the Adviser for copyrights and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Trust has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Trust will, unless the Adviser otherwise consents, promptly take all steps necessary to change its name to one which does not include "Orbitex."


FINANCIAL STATEMENTS


Following are (1) the Schedules of Investments for the Orbitex Group of Funds as of April 30, 1999, (2) the Statements of Assets and Liabilities as of April 30, 1999, (3) the Statements of Operations as of April 30, 1999, (4) the Statements of Changes in Net Assets as of April 30, 1999, (5) the Financial Highlights as of April 30, 1999 and (6) the Notes to the Financial Statements.

                                   APPENDIX A

                              - RATED INVESTMENTS -
CORPORATE BONDS

         Excerpts from MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") description of its bond ratings:

         "Aaa":
                    Bonds that are rated "Aaa" are judged to be of the best
               quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa":
                    Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A":
                    Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa":
                    Bonds that are rated "Baa" are considered as medium grade
               obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba":
                    Bonds that are rated "Ba" are judged to have speculative
               elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B":
                    Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa":
                    Bonds that are rated "Caa" are of poor standing. These
               issues may be in default or present elements of danger may exist with respect to principal or interest.


     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


       Excerpts from STANDARD & POOR'S CORPORATION ("S&P") description of its bond ratings:


       "AAA":
                    Debt rated "AAA" has the highest rating assigned by S&P.
               Capacity to pay interest and repay principal is extremely strong.

         "AA":
                    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

         "A":
                    Debt rated "A" has a strong capacity to pay interest and
               repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB":
                    Bonds rated "BBB" are regarded as having an adequate
               capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         "BB", "B" AND "CCC":
                    Bonds rated "BB" and "B" are regarded, on balance, as
               predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


         To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


COMMERCIAL PAPER


       The rating "PRIME-1" is the highest commercial paper rating assigned by MOODY'S. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "PRIME-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


       Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

PART C.     OTHER INFORMATION

Item 23.    FINANCIAL STATEMENTS AND EXHIBITS

     (a) Declaration of Trust of Orbitex Group of Funds (the "Trust), dated December 13, 1996, previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

     (b) By-Laws of the Trust previously filed in the Registration Statement on January 29, 1997 are incorporated herein by reference.

     (c)    Not applicable.

     (d)(1) Investment Advisory Agreement, dated June 1, 1997, by and between the Trust and Orbitex Management, Inc. on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund and Orbitex Management, Inc. is filed herein.

        (2) Investment Advisory Agreement by and between the Trust and Orbitex Management, Inc. on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund will be filed by subsequent amendment.

     (e)(1) Distribution Agreement, dated June 1, 1997, between the Trust and Funds Distributor, Inc. on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund is filed herein.

        (2) Form of Distribution Sub-Agreement previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

        (3) Distribution Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund will be filed by subsequent amendment.

     (f)    Not applicable.

     (g)(1) Custodian Contract, dated May 14, 1997, by and between the Trust and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communication Fund and the Orbitex Strategic Natural Resources Fund is filed herein.

        (2) Custodian Contract on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund will be filed by subsequent amendment.

     (h)(1) Transfer Agency and Service Agreement, dated May 14, 1997, by and between the Trust and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communication Fund and the Orbitex Strategic Natural Resources Fund is filed herein.

        (2) Transfer Agency and Service Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund will be filed by subsequent amendment.

        (3) Administration Agreement, dated May 14, 1997, by and between the Trust and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communication Fund and the Orbitex Strategic Natural Resources Fund is filed herein.

        (4) Administration Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund will be filed by subsequent amendment.


        (5) Form of Individual Retirement Account Agreement previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.


     (i)(1) Opinion and Consent of Rogers & Wells regarding the legality of the securities being registered previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

        (2) Consent of Rogers & Wells to continued validity of the September 26, 1997 opinion letter previously filed in Post-Effective Amendment No. 4 to the Registration Statement dated August 19, 1998 is incorporated herein by reference.

        (3) Consent of Rogers & Wells regarding the legality of the securities of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund, filed herewith.


     (j)(1) Consent of Independent Accountants, dated July 9, 1999, filed herewith.


        (2) Power of Attorney, dated March 29, 1999, is filed herein.

        (3) Schedule for Computation of Performance Quotation previously filed in Post-Effective Amendment No. 1 to the Registration Statement dated March 27, 1998 is incorporated herein by reference.

     (k)    Not applicable.

     (l) Form of Shareholder Subscription Agreement by and between Orbitex Management, Inc. and the Trust on behalf of each Fund previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

     (m)(1) Class A Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated June 1, 1997, and amended January 21, 1998, is filed herein.

        (2) Class B Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated May 27, 1998, previously filed in Post-Effective Amendment No. 4 to the Registration Statement dated August 19, 1998 is incorporated herein by reference.

        (3) Shareholder Services Plan and Shareholder Servicing Agreement (Non-Rule 12b-1 Plan) approved May 27, 1998 previously filed in Post-Effective Amendment No. 4 to the Registration Statement dated August 19, 1998 is incorporated herein by reference.

     (n)    Financial Data Schedule to be filed by subsequent Amendment.

     (o) Form of Revised Rule 18f-3 Plan for Multiple Classes of Shares dated May 27, 1998, is filed herein.


Item 24     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            Not applicable.



Item 25.    INDEMNIFICATION

            Reference is made to Article VI of the Registrant's Amended Declaration of Trust previously filed in the Registration Statement on January 29, 1997.

            The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by
            (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

            Certain information pertaining to business and other connections of the Registrant's Adviser, Orbitex Management, Inc. is hereby incorporated herein by reference to the section of the Prospectus captioned "Management" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." The information required by this Item 26 with respect to each director, officer or partner of Orbitex Management, Inc. is incorporated by reference to Form ADV filed by Orbitex Management, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-52312).

Item 27.    PRINCIPAL UNDERWRITER

     (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
Kobrick Investment Trust

Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Orbitex Group of Funds
SG Cowen Funds, Inc.
SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

     Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.


        Director, President and Chief             - Marie E. Connolly
        Executive Officer
        Executive Vice President                  - George A. Rio
        Executive Vice President                  - Donald R. Roberson
        Executive Vice President                  - William S. Nichols
        Senior Vice President, General            - Margaret W. Chambers
          Counsel, Chief Compliance Officer,
          Secretary and Clerk
        Director, Senior Vice President,          - Joseph F. Tower, III
          Treasurer and Chief Financial Officer
        Senior Vice President                     - Paula R. David
        Senior Vice President                     - Gary S. MacDonald
        Senior Vice President                     - Judith K. Benson
        Chairman and Director                     - William J. Nutt

     (c)    Not applicable.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

            State Street Bank and Trust Company ("State Street") provides custodian and accounting services pursuant to a Custodian Contract between State Street and the Trust and provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreement between State Street and the Trust. In such capacities, State Street provides pricing for each Fund's portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder's account and all disbursement made to shareholders. Orbitex Management, Inc., pursuant to its Investment Advisory Agreement with respect to each Fund, maintains all records required pursuant to such agreement. Each Sub-Adviser, pursuant to its Sub-Advisory Agreement with Orbitex Management, Inc. and the Trust with regard to each Fund, maintains all records required pursuant to such agreement. State Street, pursuant to its Sub-Administration Agreement, maintains all records required pursuant to such agreement. Funds Distributor, Inc., as principal underwriter for the Trust, maintains all records required to be kept pursuant to the Distribution Agreement with the Trust, and such other records as must be maintained pursuant to the Trust's Distribution Plan and Agreement adopted to Rule 12b-1 under the 1940 Act.

Item 29.    MANAGEMENT SERVICES

            Not applicable.

Item 30.    UNDERTAKINGS.

            Not applicable.

SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 12th day of July 1999.

                                             ORBITEX GROUP OF FUNDS

                                             By: /s/M. Fyzul Khan
                                                --------------------------------


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



 Signature                           Title                       Date
 ---------                           -----                       ----
 /s/Otto J. Felber*                 Trustee                   July 9, 1999
 ------------------------
 Otto J. Felber

 /s/James L. Nelson*          Trustee, President,             July 9, 1999
 ------------------------    Assistant Treasurer &
 James L. Nelson              Assistant Secretary


 /s/M. Fyzul Khan                  Secretary                  July 9, 1999
 ------------------------
 M. Fyzul Khan

 /s/Kimberly Ratz*                 Treasurer                  July 9, 1999
 ------------------------
 Kimberly Ratz

 /s/Ronald Altbach*                 Trustee                   July 9, 1999
 ------------------------
 Ronald Altbach

 /s/Thomas Bachmann*                Trustee                   July 9, 1999
 ------------------------
 Thomas Bachmann

 /s/Richard E. Stierwalt      Trustee and Assistant           July 9, 1999
 ------------------------          Secretary
 Richard E. Stierwalt

 /s/John D. Morgan*                 Trustee                   July 9, 1999
 ------------------------
 John D. Morgan

 /s/Stephen H. Hamrick*             Trustee                   July 9, 1999
 ------------------------
 Stephen H. Hamrick

*  By:/s/M. Fyzul Khan
      ----------------------------
         M. Fyzul Khan, Attorney-in-Fact


                                     EXHIBIT LIST

  Exhibit
  Number                          Description
  -------                         -----------

 Exhibit 1 Investment Advisory Agreement, dated June 1, 1997, by and between the Trust and Orbitex Management, Inc. on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund.

 Exhibit 2 Distribution Agreement, dated June 1, 1997, by and between the Trust and Funds Distributor, Inc, on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund.

 Exhibit 3 Custodian Contract, dated May 14, 1997, by and between the Trust and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund.

 Exhibit 4 Transfer Agency and Service Agreement, dated May 14, 1997, by and between the Trust and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund.

 Exhibit 5 Administration Agreement, dated May 14, 1997, by and between the Trust and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund.

 Exhibit 6 Class A Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated June 1, 1997, and amended January 21, 1998.

 Exhibit 7     Power of Attorney

 Exhibit 8 Form of Revised Rule 18f-3 Plan for Multiple Classes of Shares, dated May 27, 1998.